Exhibit 10.1

Execution Version

JPMORGAN CHASE BANK, N.A.
383 Madison Avenue

New York, New York 10179

CONFIDENTIAL

March 28, 2022

Schweitzer-Mauduit International, Inc.

100 North Point Center East, Suite 600

Alpharetta, Georgia 30022

Attention: Andrew Wamser, Executive Vice President, Finance and Chief Financial Officer

Commitment Letter

Ladies and Gentlemen:

Schweitzer-Mauduit International, Inc. (“Samurai” or “you”) has advised JPMorgan Chase Bank, N.A. (“JPMorgan”, and, together with any Additional Agents appointed in accordance with the terms hereof, the “Initial Lenders”, the “Commitment Parties”, “we” or “us”) that you intend to consummate the Transactions (as defined in Exhibit A attached hereto; each other capitalized term used but not defined herein has the meaning assigned thereto in the Term Sheets (as defined below)).

In connection therewith you have advised us that:

(a)            you intend to (i) issue senior unsecured notes (the “Securities”) and/or (ii) obtain a new senior secured term loan “B” facility (the “Incremental Term Loan Facility” and, together with the Securities, the “Permanent Financing”), which is expected to have the terms set forth in the Summary of Principal Terms and Conditions attached hereto as Exhibit B;

(b)            you intend to replace the revolving credit facility (the “Existing Revolving Credit Facility”) under your existing Credit Agreement dated as of September 25, 2018 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”) with a new revolving credit facility (the “Replacement Revolving Credit Facility”), which is expected to have the terms set forth in the Summary of Principal Terms and Conditions attached hereto as Exhibit C;

(c)            you wish to obtain pursuant to this Commitment Letter a commitment to provide, in the event your and our efforts to obtain the Permanent Financing in an aggregate principal amount equal to or greater than the aggregate principal amount of the Bridge Facility (as defined below) are unsuccessful, a senior unsecured 364-day bridge facility having the terms set forth in the Summary of Principal Terms and Conditions attached hereto as Exhibit D (the “Bridge Facility”); and

(d)            you wish to obtain pursuant to this Commitment Letter a commitment to provide, in the event your and our efforts to replace the Existing Revolving Credit Facility are unsuccessful, a new $500,000,000 revolving credit facility (the “Committed Revolving Credit Facility”), having the terms set forth in the Summary of Principal Terms and Conditions attached hereto as Exhibit E.

You have further advised us that you wish to engage us in connection with the aforementioned Incremental Term Loan Facility and the replacement of the Existing Revolving Credit Facility.

The borrowers (as defined in the Existing Credit Agreement) hereby confirm they have made an LCA Election (under and as defined in the Existing Credit Agreement) in respect of the Merger.

As used herein, (a) the Incremental Term Loan Facility, the Replacement Revolving Credit Facility, the Bridge Facility and the Committed Revolving Credit Facility, collectively, are referred to as the “Facilities”, and (b) Exhibit A attached hereto, Exhibit B attached hereto, Exhibit C attached hereto, Exhibit D attached hereto, Exhibit E attached hereto and Exhibit F attached hereto (the “Conditions Exhibit”), collectively, are referred to herein as the “Term Sheets”.

You hereby appoint JPMorgan to act, and JPMorgan hereby agrees to act, as a lead arranger and lead bookrunner for each of the Facilities, in each case upon the terms and subject to the conditions set forth in this Commitment Letter and in the Term Sheets; provided that you agree that JPMorgan may perform its responsibilities hereunder through its affiliate, J.P. Morgan Securities LLC. You also hereby appoint JPMorgan to act, or to continue to act, and JPMorgan hereby agrees to act, or to continue to act, as sole and exclusive administrative agent for each of the Facilities upon the terms and subject to the conditions set forth in this Commitment Letter and in the Term Sheets. JPMorgan, in such capacities, will perform the duties and exercise the authority customarily performed and exercised by it in such roles. It is understood and agreed that (a) no additional agents, co-agents, arrangers, co-arrangers, managers, co-managers, bookrunners or co-bookrunners will be appointed and no other titles will be awarded in connection with the Facilities and (b) no compensation (other than as expressly contemplated by the Term Sheets or the Fee Letters referred to below) will be paid in connection with the Facilities, in each case unless you and we so agree in writing (which approval will not be unreasonably withheld, delayed or conditioned by us); provided, however, that, within 20 business days after the date hereof, you may appoint up to eight financial institutions determined by you and reasonably satisfactory to JPMorgan as additional titled institutions for each of the Facilities, and award three such financial institutions titles of Joint Lead Arranger and Joint Bookrunner and seven such financial institutions the title of Co-Agent (each, an “Additional Agent”) and economics determined by you (it being understood that, (x) to the extent you appoint any Additional Agent, such financial institution or one or more of its affiliates shall commit to providing a percentage of the aggregate principal amount of each of the Bridge Facility and the Committed Revolving Credit Facility agreed between you and JPMorgan, and upon executing applicable documentation reasonably acceptable to you and JPMorgan in respect of such commitment, the commitments of JPMorgan in respect of the Bridge Facility and the Committed Revolving Credit Facility shall be ratably reduced by the amount of such commitment, and (y) you may allocate economics pursuant to the Facilities as agreed between you and JPMorgan. It is further agreed that JPMorgan will have “left” placement on and will appear on the top left of any Information Materials (as defined below) and all other offering or marketing materials in respect of the Facilities, and JPMorgan will perform the roles and responsibilities conventionally understood to be associated with such “left” placement.

JPMorgan is pleased to advise you of its commitment to provide (a) 100% of the Bridge Facility and (b) solely if the Replacement Revolving Credit Facility is not obtained prior to the consummation of the Merger, 100% of the Committed Revolving Credit Facility, in each case, upon the terms and subject to the conditions set forth in this Commitment Letter and the Term Sheets. The commitments of the Initial Lenders hereunder in respect the Bridge Facility shall be automatically reduced as provided under “Optional Prepayments and Commitment Reductions” and “Mandatory Prepayments and Commitment Reductions” in Exhibit D attached hereto, and the commitments of the Initial Lenders hereunder in respect of the Committed Revolving Credit Facility shall be reduced to zero upon the initial effectiveness of the definitive documentation in respect of the Replacement Revolving Credit Facility. Furthermore, JPMorgan is pleased to advise you of its agreement, subject to the terms of this Commitment Letter and the Fee Letters, to use its commercially reasonable efforts to assemble a syndicate of Lenders to provide the Incremental Term Loan Facility and the Replacement Revolving Credit Facility. It is understood and agreed that this Commitment Letter shall not constitute (i) either an express or implied commitment or offer by JPMorgan or any of its affiliates to provide any portion of the Permanent Financing or the Replacement Revolving Credit Facility (any such commitment or offer, if it ever exists, will be evidenced by an additional agreement between the JPMorgan or any of its affiliates and the Borrower) or (ii) any guarantee that the Permanent Financing or the Replacement Revolving Credit Facility will be successfully arranged and consummated.

2

JPMorgan (together with any Additional Agent that is appointed as a bookrunner in respect of a Facility in accordance with the terms of this Commitment Letter, the “Joint Bookrunners”) intends to syndicate the Facilities to one or more financial institutions reasonably satisfactory to you (it being understood the lenders under the Existing Credit Agreement are reasonably acceptable to you) that will become parties to the definitive documentation in respect of the applicable Facilities pursuant to syndications to be managed by the Joint Bookrunners (the financial institutions becoming parties to such definitive documentation being collectively referred to herein as the “Lenders”), provided that (x) the Joint Bookrunners will not syndicate the Facilities to any Disqualified Institution under and as defined in the Existing Credit Agreement and (y) to the extent persons are identified as Disqualified Institutions in accordance with the Existing Credit Agreement after the date hereof, the inclusion of such persons as Disqualified Institutions shall not retroactively apply, including with respect to any assignee or participant or any entity that has entered into a trade therefor. The Joint Bookrunners intend to commence syndication efforts promptly following your execution and delivery of this Commitment Letter and the Fee Letters, and you agree to actively assist the Joint Bookrunners in completing a reasonably satisfactory syndication of the Facilities. Such assistance shall include (a) your using commercially reasonable efforts to ensure that the syndication efforts benefit from the existing banking relationships of Samurai, (b) direct contact between your senior management, representatives and advisors and the proposed Lenders in respect of the Facilities and the lenders under the Existing Credit Agreement (and using your commercially reasonable efforts, to the extent reasonably requested by us and not prohibited by the Merger Agreement, to cause such contact between senior management of Ninja and the proposed Lenders in respect of the Facilities and the lenders under the Existing Credit Agreement), (c) your assistance (and using commercially reasonable efforts, to the extent reasonably requested by us and not prohibited by the Merger Agreement, to cause Ninja to assist) in the preparation of a Confidential Information Memorandum for the Facilities and other customary marketing materials to be used in connection with the syndication (collectively, the “Information Materials”), (d) the hosting, with the Joint Bookrunners, of a reasonable number of meetings of or telephone conference calls with prospective Lenders in respect of the Facilities and the lenders under the Existing Credit Agreement at times and locations to be mutually agreed upon (and using your commercially reasonable efforts, to the extent reasonably requested by us and not prohibited by the Merger Agreement, to cause representatives of Ninja to be available for such meetings), (e) your using your commercially reasonable efforts to obtain (x) corporate credit and/or corporate family ratings for Samurai and (y) ratings (but in each case for the avoidance of doubt, not any specific rating) for the Facilities from each of Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Financial Services LLC (“S&P”) as soon as practicable and in any event prior to the commencement of syndication of the Facilities and (f) prior to the later of the Syndication Date (as defined in the Arranger Fee Letter (as defined below)) and the Closing Date, there being no competing issues, offerings, placements or arrangements of debt securities or commercial bank or other credit facilities of you or your subsidiaries (and using commercially reasonable efforts, to the extent not prohibited by the Merger Agreement, to cause no competing issues, offerings, placements or arrangements of debt securities or commercial bank or other credit facilities of Ninja or Ninja’s subsidiaries) (other than the Facilities, borrowings under Existing Revolving Credit Facility, and indebtedness of Ninja and its subsidiaries not prohibited under the Merger Agreement)) without the consent of the Joint Bookrunners (not to be unreasonably withheld, conditioned or delayed) if such issuance, offering, placement or arrangement would reasonably be expected to materially and adversely impair the syndication of the Facilities (it being understood Samurai’s, Ninja’s and their respective subsidiaries’ ordinary course deferred purchase price obligations, ordinary course working capital facilities, ordinary course cash management, ordinary course capital leases, ordinary course letters of credit, ordinary course purchase money financings and ordinary course equipment financings, and to the extent in existence as of the date of this Commitment Letter, foreign subsidiary credit facilities (and in the case of such foreign subsidiary credit facilities, any replacements, extensions and renewals thereof not in excess of the funded or committed amounts as of the date hereof), will not be deemed to materially and adversely impair the syndication of the Facilities). Notwithstanding anything to the contrary contained in this Commitment Letter or the Fee Letters or any other agreement or undertaking concerning the financing of the Transactions to the contrary, none of the compliance (or lack thereof) with the foregoing provisions of this paragraph, any syndication of any Facility or obtaining of ratings shall constitute a condition to the commitments hereunder or the availability of the Bridge Facility or the Committed Revolving Credit Facility.

3

It is understood and agreed that the Joint Bookrunners will, in consultation with you, manage all aspects of the syndication, including but not limited to selection of Lenders (other than Disqualified Institutions), the determination of when the Joint Bookrunners will approach potential Lenders (other than Disqualified Institutions) and the lenders under the Existing Credit Agreement and the time of acceptance of the Lenders’ commitments and the final allocations of the commitments among the Lenders. In acting as a lead arranger and lead bookrunner, JPMorgan will not have any responsibility other than to arrange the syndication as set forth herein and shall in no event be subject to any fiduciary or other implied duties as a result thereof. To assist the Joint Bookrunners in their syndication efforts, you agree to promptly prepare and provide to the Joint Bookrunners (and use commercially reasonable efforts, to the extent reasonably requested by us and not prohibited by the Merger Agreement, to cause Ninja to prepare and provide) all information with respect to you and Ninja and your and its respective subsidiaries, the Transactions and the other transactions contemplated hereby, including financial information, other forward looking information and, projections (the “Projections”), in each case, with respect to Ninja and its subsidiaries, to the extent that it is reasonably available to or accessible by you, as the Joint Bookrunners may reasonably request in connection with the structuring, arrangement and syndication of the Facilities. At the request of the Joint Bookrunners, you agree to assist the Joint Bookrunners in preparing an additional version of the Information Materials (the “Public Side Version”) to be used by public-side employees and representatives of prospective Lenders’ and lenders under the Existing Credit Agreement who do not wish to receive material non-public information (within the meaning of the United States Federal or State securities laws, or with respect to Ninja, information of a type that would be material non-public information if Ninja were a public reporting company (“Public-Siders”) with respect to you or Ninja or your or its respective subsidiaries and any of the respective securities of you or Ninja or your or its respective subsidiaries (such material non-public information, “MNPI”) and who may be engaged in investment and other market-related activities with respect to your or Ninja’s or any of your or its respective subsidiaries’ securities or loans. Before distribution of any Information Materials, (a) you agree to execute and deliver to the Joint Bookrunners (i) a customary letter in which you authorize distribution of the Information Materials to employees of a prospective Lender and of a lender under the Existing Credit Agreement willing to receive MNPI (“Private-Siders”) and (ii) a separate customary letter in which you authorize distribution of the Public Side Version to Public-Siders and represent that no MNPI is contained therein (provided that such materials have been provided to you and your counsel for review a reasonable period of time prior thereto), and (b) you agree to identify that portion of the Information Materials that may be distributed to Public-Siders as not containing MNPI, which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof (and you agree that, by marking Information Materials as “PUBLIC”, you shall be deemed to have authorized the Commitment Parties, the prospective Lenders and the lenders under the Existing Credit Agreement to treat such Information Materials as not containing MNPI (it being understood that you shall not be under any obligation to mark Information Materials as “PUBLIC”)). Each Confidential Information Memorandum will be accompanied by a customary disclaimer exculpating you with respect to any misuse and us with respect to any use thereof and of any related Information Materials by the recipients thereof. You acknowledge that the Joint Bookrunners will make available the Information Materials on a confidential basis to the proposed syndicate of Lenders and the lenders under the Existing Credit Agreement by posting such information on Intralinks, Debt X or SyndTrak Online or by similar electronic means. You agree that the following documents may be distributed to both Private-Siders and Public-Siders, unless you advise the Joint Bookrunners within a reasonable time after your receipt of such materials for review that such materials should only be distributed to Private-Siders: (1) administrative materials prepared by the Joint Bookrunners for prospective Lenders and lenders under the Existing Credit Agreement (such as a lender meeting invitation, bank allocation, if any, and funding and closing memoranda), (2) the Term Sheets and notification of changes in the Facilities terms and conditions and (3) drafts and final versions of the definitive documentation for the Facilities. If you so advise the Joint Bookrunners that any of the foregoing should be distributed only to Private-Siders, then Public-Siders will not receive such materials without further discussions with and approval from you. You acknowledge that the Commitment Parties’ public-side employees and representatives who are publishing debt analysts may participate in any meetings held pursuant to clause (d) of the preceding paragraph; provided that such analysts shall not publish any information obtained from such meetings (i) until the syndication of the Incremental Term Loan Facility has been completed upon the making of allocations by the Joint Bookrunners and the Joint Bookrunners freeing the Incremental Term Loan Facility to trade or (ii) in violation of any confidentiality agreement between you and any other party hereto.

4

You hereby represent and warrant (with respect to the information or data relating to Ninja, its subsidiaries or their respective businesses on or prior to the Closing Date, the following representations and warranties shall be made solely to your knowledge) that (a) all written information and written data (other than (i) the Projections, (ii) other forward-looking information and (iii) information of a general economic or industry specific nature) (such non-excluded information and data, the “Information”) that has been or will be made available to the Commitment Parties by or on behalf of you or your subsidiaries, or any of your representatives or affiliates in connection with the Transactions, the Facilities and the other transactions contemplated hereby, when taken as a whole, is or will be, when furnished, correct in all material respects and does not or will not, when furnished, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in the light of the circumstances under which such statements are made (giving effect to all supplements and updates provided thereto from time to time) and (b) the Projections that have been or will be made available to the Commitment Parties by or on behalf of you or your subsidiaries, or any of your representatives or affiliates in connection with the Transactions, the Facilities and the other transactions contemplated hereby, have been and will be prepared in good faith based upon assumptions that are believed by you to be reasonable at the time made (it being understood that (i) the Projections are as to future events and are not to be viewed as facts, (ii) the Projections are subject to significant uncertainties and contingencies, many of which are beyond your control, (iii) no assurance can be given that any particular Projections will be realized and (iv) actual results during the period or periods covered by any such Projections may differ significantly from the projected results and such differences may be material). You agree that if at any time from and including the date hereof until the later of the Closing Date and the Syndication Date (as defined in the Arranger Fee Letter) you become aware that the representation and warranty in the immediately preceding sentence would not be satisfied if the Information and Projections were being furnished, and such representations were being made, at such time, then you will (or, with respect to Information or Projections relating to Ninja, its subsidiaries or their respective businesses prior to the Closing Date, use commercially reasonable efforts to) promptly supplement the Information and the Projections so that such representation and warranty would be (in the case of Ninja prior to the Closing Date, to your knowledge) satisfied under those circumstances. In arranging and syndicating the Facilities, the Joint Bookrunners (A) will be entitled to use and rely on the Information and the Projections without responsibility for independent verification thereof and (B) do not assume responsibility for the accuracy or completeness of the Information or the Projections.

As consideration for the commitments of the Initial Lenders hereunder in respect of the Bridge Facility and the Committed Revolving Credit Facility and the agreements of the Joint Bookrunners to structure, arrange and syndicate the Facilities, you agree to pay (or cause to be paid) to the Commitment Parties (or the Lenders, if applicable) the fees as set forth in the Term Sheets, the Arranger Fee Letter dated the date hereof and delivered herewith with respect to the Facilities (the “Arranger Fee Letter”) and the Facilities Fee Letter dated the date hereof and delivered herewith with respect to the Facilities (the “Facilities Fee Letter” and, together with the Arranger Fee Letter, the “Fee Letters”). Once paid, except as expressly provided in the Fee Letters, such fees shall not be refundable under any circumstances.

5

The respective commitments of the Initial Lenders hereunder to provide the Bridge Facility and the Committed Revolving Credit Facility on the Closing Date and the respective agreements of the Joint Bookrunners to perform the services described herein are subject solely to the express conditions set forth in this Commitment Letter and the Conditions Exhibit. Notwithstanding anything in this Commitment Letter, the Term Sheet, the Fee Letters, the definitive documentation in respect of the Bridge Facility and the Committed Revolving Credit Facility or any other letter agreement or other undertaking concerning the financing of the Transactions to the contrary, (a) the only representations and warranties the accuracy of which shall be a condition to the availability of the Bridge Facility and the Committed Revolving Credit Facility on the Closing Date shall be (i) such of the representations and warranties made by Ninja (or its affiliates) in the Merger Agreement as are material to the interests of the Lenders (in their capacities as such), but only to the extent that Samurai (or an affiliate of Samurai) has the right (taking into account any applicable cure provisions) to terminate its obligations under the Merger Agreement or decline to consummate the Merger as a result of any inaccuracy of such representations and warranties in the Merger Agreement (to such extent, the “Specified Merger Agreement Representations”) and (ii) the Specified Representations (as defined below) made by you in the definitive documentation in respect of the Bridge Facility and the Committed Revolving Credit Facility and (b) the terms of the definitive documentation in respect of the Bridge Facility and the Committed Revolving Credit Facility shall be in a form such that they do not impair the availability or funding of the Bridge Facility or the Committed Revolving Credit Facility on the Closing Date if the conditions described in this paragraph are satisfied or waived by the Initial Lenders (it being understood that to the extent any collateral (other than collateral that may be perfected by (x) the filing of a UCC financing statement, (y) taking delivery and possession of stock (or other equity interests) certificates and related stock powers executed in blank with respect to the certificated equity interests of any material domestic subsidiary of Samurai acquired or formed in connection with the Merger, excluding any CFC Holding Company, or (z) intellectual property filings in the United States) cannot be delivered or a security interest therein cannot be created or perfected on the Closing Date after your use of commercially reasonable efforts to do so, then the creation and/or perfection of the security interest in such collateral shall not constitute a condition precedent to the availability of the Bridge Facility and the Committed Revolving Credit Facility on the Closing Date, but instead may be accomplished at any time prior to the date that is required for such action pursuant to the terms of the Existing Credit Agreement (or such later date in the Administrative Agent’s sole discretion)). For purposes hereof, “Specified Representations” means the representations and warranties of the borrowers and the guarantors set forth in the definitive documentation in respect of the Facilities relating to organization and powers of the borrowers and the guarantors; authorization, due execution and delivery and enforceability, in each case, solely relating to the entering into and performance of the definitive documentation in respect of the Facilities by the borrowers and the guarantors; no conflicts between the definitive documentation in respect of the Facilities and the organizational documents of the borrowers and guarantors immediately after giving effect to the Transactions; anti-terrorism and anti-money laundering laws and regulations (including Patriot Act, FCPA and OFAC); consolidated solvency (the definition of which shall be consistent with the solvency certificate delivered in connection with the Existing Credit Agreement) as of the Closing Date (after giving effect to the Transactions) of Samurai and its subsidiaries on a consolidated basis; the Investment Company Act of 1940; creation and perfection of security interests (subject to the immediately preceding sentence) and Federal Reserve margin regulations. This paragraph, and the provisions herein, shall be referred to as the “Limited Conditionality Provisions”.

6

By executing this Commitment Letter, you agree to (a) indemnify and hold harmless the Commitment Parties, their respective affiliates and each of their respective Related Parties (as defined below) (each, an “indemnified person”) from and against any and all losses, claims, damages, liabilities and expenses, joint or several, to which any such indemnified person becomes subject to the extent arising out of or in connection with this Commitment Letter, the Term Sheets, the Fee Letters, the Transactions, the Facilities or any related transaction or any claim, litigation, investigation or proceeding relating to any of the foregoing (any of the foregoing, a “Proceeding”), regardless of whether any such indemnified person is a party thereto or whether a Proceeding is initiated by or on behalf of a third party or you or any of your affiliates, and to reimburse each such indemnified person upon demand for any reasonable and documented (in reasonable detail) out-of-pocket legal expenses (but limited, in the case of legal fees and expenses, to a single firm of counsel for all such indemnified persons, taken as a whole, and, if necessary, of a single firm of local counsel in each appropriate jurisdiction (which may include a single firm of special counsel acting in multiple jurisdictions) for all such indemnified persons, taken as a whole (and, in the case of an actual or perceived conflict of interest where the indemnified person affected by such conflict informs you of such conflict and thereafter retains its own counsel, of another firm of counsel for such affected indemnified person and, if necessary, of a single firm of local counsel in each appropriate jurisdiction (which may include a single firm of special counsel acting in multiple jurisdictions) for such affected indemnified person)) and other reasonable and documented out-of-pocket fees and expenses to the extent incurred in connection with investigating or defending any of the foregoing; provided that the foregoing indemnity will not, as to any indemnified person, apply to losses, claims, damages, liabilities or related expenses to the extent they (i) are found in a final and non-appealable judgment of a court of competent jurisdiction to have resulted from the bad faith, willful misconduct or gross negligence of such indemnified person or any of its Related Parties, (ii) result from a claim brought by you or any of your subsidiaries against such indemnified person or any of its Related Parties for material breach of such indemnified person’s or any of its Related Parties’ obligations hereunder or under any definitive documentation in respect of any of the Facilities (the “Facilities Documentation”) if you or such subsidiary has obtained a final and non-appealable judgment in your or its favor on such claim as determined by a court of competent jurisdiction or (iii) any dispute solely among indemnified persons other than claims against any indemnified person in its capacity or in fulfilling its role as agent or arranger or any similar role under the Facilities and other than claims to the extent arising out of any act or omission on the part of you or your affiliates, and (b) reimburse the Commitment Parties upon presentation of a reasonably detailed statement for all reasonable and documented out-of-pocket expenses (including but not limited to the expenses of the Commitment Parties’ due diligence investigation, fees and expenses of consultants hired with your consent (such consent not to be unreasonably withheld or delayed), syndication expenses, travel expenses and reasonable fees, disbursements and other charges of counsel (such charges and disbursements limited to one firm of counsel and, if necessary, one firm of local counsel in each appropriate jurisdiction)) incurred in connection with the Facilities and the preparation of this Commitment Letter, the Term Sheets, the Fee Letters and the Facilities Documentation. You shall not, without the prior written consent of an indemnified person (which consent shall not be unreasonably withheld, conditioned or delayed), effect any settlement of any pending or threatened Proceeding in respect of which indemnity could have been sought hereunder by such indemnified person unless (a) such settlement includes an unconditional release of such indemnified person in form and substance reasonably satisfactory to such indemnified person from all liability on claims that are the subject matter of such Proceedings and (b) does not include any statement as to, or any admission of, fault, culpability or a failure to act by or on behalf of any indemnified person or any injunctive relief or other non-monetary remedy. You acknowledge that any failure to comply with your obligations under the preceding sentence may cause irreparable harm to JPMorgan and the other indemnified persons.

Notwithstanding any other provision of this Commitment Letter, (i) none of the Commitment Parties, their respective affiliates or any of their respective Related Parties (each, a “Specified Person”) shall be liable for any damages directly or indirectly arising from the use by others of information or other materials obtained through electronic, telecommunications or other information transmission systems (except to the extent that any such damages have resulted from the bad faith, willful misconduct or gross negligence of such Specified Person or any of its Related Parties or from a material breach of such Specified Person’s or any of its Related Parties’ obligations hereunder or under any Facilities Documentation (in each case, as determined by a court of competent jurisdiction in a final non-appealable judgment)) and (ii) none of the Specified Persons, you or your or their respective subsidiaries or affiliates shall be liable for any special, indirect, consequential or punitive damages in connection with the Facilities, the Transactions or the other transactions contemplated hereby; provided that in the case of this clause (ii), nothing contained in this paragraph shall limit your indemnity and reimbursement obligations for such damages to the extent such special, indirect, consequential or punitive damages are included in any claim by a third party unaffiliated with the Commitment Parties with respect to which the applicable indemnified person is entitled to such indemnification pursuant to the immediately preceding paragraph. For purposes hereof, “Related Parties” means, with respect to any person, the directors, officers, employees, agents, advisors, representatives and controlling persons of such person.

7

You acknowledge that each Commitment Party and its affiliates may be providing debt financing, equity capital or other services (including but not limited to financial advisory services) to other companies in respect of which you may have conflicting interests regarding the transactions described herein and otherwise. No Commitment Party or any of its affiliates will use confidential information obtained from or on behalf of you or any of your Related Parties by virtue of or in connection with the transactions contemplated by this Commitment Letter or its other relationships with you in connection with the performance by such Commitment Party or any of its affiliates of services for other companies, and no Commitment Party or any of its affiliates will furnish any such information to other companies. You also acknowledge that no Commitment Party or any of its affiliates has any obligation to use in connection with the transactions contemplated by this Commitment Letter, or to furnish to you or your subsidiaries or representatives, confidential information obtained by such Commitment Party or any of its affiliates from any other company or person.

You further acknowledge and agree that (a) no fiduciary, advisory or agency relationship between you, on the one hand, and the Commitment Parties, on the other hand, is intended to be or has been created in respect of any of the transactions contemplated by this Commitment Letter and the Term Sheets, irrespective of whether any Commitment Party has advised or is advising you on other matters, (b) the Commitment Parties, on the one hand, and you, on the other hand, have an arms-length business relationship that does not directly or indirectly give rise to, nor do you rely on, any fiduciary duty on the part of any Commitment Party, (c) you are capable of evaluating and understanding, and you understand and accept, the terms, risks and conditions of the transactions contemplated by this Commitment Letter and the Term Sheets, (d) you have been advised that each Commitment Party is engaged in a broad range of transactions that may involve interests that differ from your interests and that no Commitment Party has an obligation to disclose such interests and transactions to you by virtue of any fiduciary, advisory or agency relationship and (e) no Commitment Party is advising you as to any legal, regulatory, tax, accounting or investment matters in any jurisdiction (including, without limitation, with respect to any consents needed in connection with the transactions contemplated hereby) and that you shall consult your own advisors with respect to such matters to the extent you deem appropriate in connection with the transactions contemplated hereby. You further agree that you will not assert any claim against any Commitment Party based on an alleged breach of fiduciary duty by such Commitment Party in connection with this Commitment Letter and the transactions contemplated hereby.

You further acknowledge that each Commitment Party may be a full service securities firm engaged in securities trading and brokerage activities as well as providing investment banking and other financial services. In the ordinary course of business, each Commitment Party may provide investment banking and other financial services to, and/or acquire, hold or sell, for its own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans) and other obligations of, you, Ninja and other companies with which you or Ninja may have commercial or other relationships. With respect to any securities and/or financial instruments so held by any Commitment Party or any of its customers, all rights in respect of such securities and financial instruments, including any voting rights, will be exercised by the holder of the rights, in its sole discretion.

8

This Commitment Letter and the commitments hereunder shall not be assignable (a) by you without the prior written consent of each Commitment Party, and any attempted assignment without such consent shall be null and void or (b) by any Commitment Party other than (i) with your prior written consent, (ii) to any Additional Agent appointed by you in accordance with the terms hereof, (iii) in connection with the process of syndicating the Facilities (provided that in the case of clauses (i) (absent express written consent from Samurai specifying the following provision shall not apply) and (iii), such Commitment Party hereby agrees, subject only to the applicable Limited Conditionality Provisions, to fund any assigned commitment on the Closing Date to the extent that the applicable assignee fails to do so (it being understood such agreement to so fund shall survive the entering into of the definitive documentation in respect of the Facilities)). Except for commitments assigned to an Additional Agent or as otherwise agreed in writing by you, each Initial Lender agrees, in all cases, to retain exclusive control over all rights and obligations with respect to its respective several commitments, including all rights with respect to consents, modifications, waivers and amendments, until after the initial funding or availability of the Bridge Facility and the Committed Revolving Credit Facility on the Closing Date has occurred. This Commitment Letter may not be amended or any provision hereof waived or modified except by an instrument in writing signed by each Commitment Party and you. This Commitment Letter may be executed in any number of counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one agreement. Delivery of an executed counterpart of a signature page of this Commitment Letter by facsimile transmission or other electronic transmission (in “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart of this Commitment Letter. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Commitment Letter, the Fee Letter and/or any document to be signed in connection with this Commitment Letter and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record. Other than the existing documentation governing the facilities under the Existing Credit Agreement, this Commitment Letter, the Term Sheets and the Fee Letters are the only agreements that have been entered into among us with respect to the Facilities and set forth the entire understanding of the parties with respect thereto. This Commitment Letter, the Term Sheets, the Fee Letters and the existing documentation governing the facilities under the Existing Credit Agreement supersede all prior understandings, whether written or oral, between us with respect to the Facilities. This Commitment Letter is intended to be solely for the benefit of the parties hereto, the indemnified persons and the Specified Persons and is not intended to confer any benefits upon, or create any rights in favor of, any person other than the parties hereto, the indemnified persons and the Specified Persons. This Commitment Letter and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Commitment Letter and the transactions contemplated hereby shall be governed by, and construed in accordance with, the laws of the State of New York; provided, however, (a) the interpretation of the definition of “Company Material Adverse Effect” (as defined in the Conditions Exhibit) and whether or not a Company Material Adverse Effect has occurred, (b) the accuracy of any Specified Merger Agreement Representation and whether as a result of any inaccuracy thereof you or your affiliates have the right (without regard to any notice requirement) to terminate your or your affiliates’ obligations (or refuse to consummate the Merger) under the Merger Agreement and (c) whether the Merger has been consummated in accordance with the Merger Agreement, in each case, shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to any applicable conflicts of law principles. Each Commitment Party may perform the duties and activities described hereunder through any of its affiliates and the provisions of the fourth and fifth preceding paragraphs shall apply with equal force and effect to any of such affiliates so performing any such duties or activities.

9

Subject to the last sentence of this paragraph, each of the parties hereto irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether in contract or in tort or otherwise, against any other party hereto or any of their respective affiliates or any of their respective officers, directors, employees, agents and controlling persons in any way relating to the Transactions, the Facilities, this Commitment Letter, the Term Sheets or the Fee Letters or the performance of services hereunder or thereunder, in any forum other than the United States District Court for the Southern District of New York sitting in the Borough of Manhattan (or if such court lacks subject matter jurisdiction, the Supreme Court of the State of New York sitting in the Borough of Manhattan) or any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such courts. Each of the parties hereto hereby agrees that service of any process, summons, notice or document by registered mail addressed to such party shall be effective service of process for any suit, action or proceeding brought in any such court. Each party hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any such action, litigation or proceeding brought in any such court and any claim that any such action, litigation or proceeding has been brought in any inconvenient forum. Each party hereto hereby agrees that a final judgment in any such action, litigation or proceeding brought in any such court shall be conclusive and binding upon such party and may be enforced in any other courts to whose jurisdiction such party is or may be subject, by suit upon judgment. Nothing in this Commitment Letter, the Term Sheets or the Fee Letters shall affect any right that any Commitment Party may have to bring any action, litigation or proceeding relating to the Transactions, the Facilities, this Commitment Letter, the Term Sheets or the Fee Letters or the performance of services hereunder or thereunder against you or your property in the courts of any other jurisdiction.

EACH PARTY HERETO HEREBY irrevocably waiveS, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS COMMITMENT LETTER, THE TERM SHEETS, THE FEE LETTERS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR THE PERFORMANCE OF SERVICES HEREUNDER OR THEREUNDER (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO HERBY (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN the EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS COMMITMENT LETTER AND THE FEE LETTERS BY, AMONG OTHER THINGS, the MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH.

Each of the parties hereto agrees that this Commitment Letter is a binding and enforceable agreement with respect to the subject matter contained herein, it being acknowledged and agreed that the commitments provided hereunder are subject only to the conditions precedent as expressly provided herein.

10

You agree that you will not disclose, directly or indirectly, this Commitment Letter, the Term Sheets, the Fee Letters, the contents of any of the foregoing or the activities of any Commitment Party pursuant hereto or thereto to any person without the prior approval of each Commitment Party (not to be unreasonably withheld, conditioned or delayed), except that you may disclose (a) this Commitment Letter, the Term Sheets, the Fee Letters and the contents hereof and thereof (i) to Ninja and its affiliates and your and Ninja’s and its affiliates’ respective directors, officers, employees, attorneys, accountants and advisors directly involved in the consideration of this matter on a confidential basis, (ii) pursuant to the order of any court or administrative agency or in any legal, judicial or administrative proceeding or other compulsory process or otherwise as required by applicable law or regulations (in which case you shall promptly notify us, in advance, to the extent lawfully permitted to do so), (iii) in connection with the exercise of remedies to the extent relating to this Commitment Letter, the Term Sheets or the Fee Letters, and (iv) to the extent this Commitment Letter, the Term Sheets, the Fee Letters or the contents hereof and thereof become publicly available other than by reason of disclosure by you, Ninja or its affiliates or your or Ninja’s and its affiliates’ respective directors, officers, employees, attorneys, accountants and advisors in breach of this Commitment Letter, (b) this Commitment Letter, the Term Sheets and the contents hereof and thereof (but not the Fee Letters or the contents thereof) (i) to S&P and Moody’s in connection with the Transactions and on a confidential basis, (ii) in any syndication or other marketing materials in connection with the Facilities (including the Information Materials) or (iii) to the extent required by law, rule or regulation to be disclosed as part of or in connection with any public filing and (c) the aggregate fee amount contained in the Fee Letters as part of Projections, pro forma information or a generic disclosure of aggregate sources and uses related to fee amounts in connection with the Transactions in any marketing materials for the Facilities or, to the extent required by applicable law, in any public filing.

Each Commitment Party shall use all non-public information received by it in connection with the Facilities and the Transactions solely for the purposes of providing the services that are the subject of this Commitment Letter, the Term Sheets and the Fee Letters and shall treat confidentially all such information; provided, however, that nothing herein shall prevent any Commitment Party from disclosing any such information (a) to ratings agencies on a confidential basis and in consultation with you, (b) to any Lenders or participants or prospective Lenders or prospective participants and to lenders under the Existing Credit Agreement, subject to the proviso to this sentence, (c) pursuant to the order of any court or administrative agency or in any legal, judicial or administrative proceeding or other compulsory process or otherwise as required by applicable law or regulations (in which case, such Commitment Party shall promptly notify you, in advance, to the extent lawfully permitted to do so), (d) upon the request or demand of any regulatory authority having jurisdiction over such Commitment Party or any of its affiliates (in which case such Commitment Party shall, except with respect to any audit or examination conducted by bank accountants or any governmental bank regulatory authority exercising examination or regulatory authority, promptly notify you, in advance, to the extent lawfully permitted to do so), (e) to the Related Parties of such Commitment Party who are informed of the confidential nature of such information and are or have been advised of their obligation to keep all such information confidential or are otherwise under a professional or employment duty of confidentiality, and such Commitment Party shall be responsible for each such person’s compliance with this paragraph, (f) to any of its affiliates (provided that any such affiliate is advised of its obligation to retain such information as confidential, and such Commitment Party shall be responsible for its affiliates’ compliance with this paragraph) solely in connection with the Transactions and the Facilities, (g) to the extent any such information becomes publicly available other than by reason of disclosure by such Commitment Party, its affiliates or any of its or their respective Related Parties in breach of this Commitment Letter, (h) to the extent such information is received by such Commitment Party from a third party that is not, to such Commitment Party’s knowledge, subject to a confidentiality obligation to you or Ninja with respect to such information, (i) for purposes of establishing a “due diligence” defense”, (j) in connection with the exercise of remedies to the extent relating to this Commitment Letter, the Term Sheets or the Fee Letters and (k) pursuant to customary disclosure about the terms of the financing contemplated hereby in the ordinary course of business to market data collectors and similar service providers to the loan industry for league table purposes; provided that the disclosure of any such information to any Lenders or prospective Lenders or participants or prospective participants referred to above shall be made subject to the acknowledgment and acceptance by such Lender or prospective Lender or participant or prospective participant that such information is being disseminated on a confidential basis in accordance with the standard syndication processes of the Commitment Parties or customary market standards for dissemination of such type of information. The obligations of the Commitment Parties under this paragraph shall automatically terminate and be superseded by the confidentiality provisions of the Facilities Documentation and/or the Existing Credit Agreement, as applicable, upon the effectiveness thereof; provided that if not previously terminated, the provisions of this paragraph shall automatically terminate eighteen months following the date of this Commitment Letter.

11

Each Commitment Party hereby notifies you that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107 56 (signed into law October 26, 2001), as subsequently amended and reauthorized) (the “Patriot Act”) and 31 C.F.R. § 1010.230 (the “Beneficial Ownership Regulation”), that it and each of the Lenders may be required to obtain, verify and record information that identifies you and any other Borrower or Guarantor, which information may include the name and address of you and any other Borrower or Guarantor and other information that will allow the Commitment Parties and each of the Lenders to identify you and any other Borrower or Guarantor in accordance with the Patriot Act and the Beneficial Ownership Regulation. This notice is given in accordance with the requirements of the Patriot Act and the Beneficial Ownership Regulation and is effective for the Commitment Parties and each of the Lenders.

Please indicate your acceptance of the terms hereof and of the Fee Letters by countersigning below and in the Fee Letters and returning executed original copies (or facsimiles or other electronic copies in “pdf” or “tif” format thereof) of (i) this Commitment Letter and the Arranger Fee Letter to the Commitment Parties (or their counsel) and (ii) the Facilities Fee Letter to JPMorgan (or its counsel), in each case, not later than 11:59 p.m., New York City time, on March 28, 2022. The commitments and agreements of the Commitment Parties hereunder will expire at such time if the Commitment Parties have not received such executed original copies (or facsimiles or other electronic copies in “pdf” or “tif” format thereof) in accordance with the immediately preceding sentence. If the initial borrowing under the Facilities (or the effectiveness of the Committed Revolving Credit Facility) does not occur on or before the Expiration Date (as defined below), then this Commitment Letter and Commitment Parties’ the commitments and engagements hereunder shall automatically terminate unless the Commitment Parties shall, in their sole discretion, agree to an extension. “Expiration Date” means the earliest of (a) the Termination Date (as defined under the Merger Agreement as in effect on the date hereof, including as may be automatically extended by sixty days pursuant to the terms of Section 9.1(c) of the Merger Agreement as in effect on the date hereof, but excluding, for the avoidance of doubt, as may be extended by mutual agreement among the parties to the Merger Agreement), (b) with respect to any particular Facility, the date of the closing of the Merger without the use (or in the case of the Committed Revolving Credit Facility, effectiveness) of such Facility and (c) the termination of the Merger Agreement prior to the closing of the Merger. Notwithstanding anything to the contrary contained herein, termination of this Commitment Letter with respect to any particular Facility will be limited solely to such Facility, and shall not affect the other Facilities or the obligation of the applicable Commitment Parties with respect thereto. The syndication, compensation, reimbursement, indemnification, jurisdiction, venue, governing law and forum, waiver of jury trial, no fiduciary relationship and, except as expressly set forth above, confidentiality provisions contained herein and in the Fee Letters shall remain in full force and effect regardless of whether Facilities Documentation shall be executed and delivered and notwithstanding the termination of this Commitment Letter or the commitments hereunder. You may terminate this Commitment Letter and/or the commitments of the Initial Lenders with respect to the Facilities (or a portion thereof (ratably among the Initial Lenders)); provided that any termination in respect of a Facility shall be ratable among any sub-facilities making up such Facility) at any time subject to the provisions of the immediately preceding sentence.

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12

We are pleased to have been given the opportunity to assist you in connection with this important financing.

Very truly yours,

JPMorgan CHASE BANK, N.A.

By
/s/ Laura Woodward
Name: Laura Woodward
Title: Vice President

Accepted and agreed to as of
the date first above written:

SCHWEITZER-MAUDUIT INTERNATIONAL, INC.

By	/s/ Jeffrey Kramer
Name: Jeffrey Kramer
Title: Chief Executive Officer

EXHIBIT A

Transaction Description1

Samurai intends to engage in a merger of equals transaction (the “Merger”), pursuant to the Agreement and Plan of Merger dated March 28, 2022 (including all exhibits, schedules, annexes and other attachments thereto, the “Merger Agreement”) among Samurai, Samurai Warrior Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Samurai (“Merger Sub”), and Neenah, Inc., a Delaware corporation (“Ninja”), pursuant to which Merger Sub will merge (the “Merger”) with into Ninja, with Ninja surviving the Merger as a wholly-owned subsidiary of Samurai.

In connection with the foregoing, it is intended that Samurai will:

(a)            (i) issue senior unsecured notes (the “Securities”), having terms and conditions to be agreed by the Joint Bookrunners (or affiliates thereof) and Samurai, but no more restrictive or burdensome on Samurai and its subsidiaries than the terms of Samurai’s existing senior note indenture, and/or (ii) obtain a new senior secured term loan “B” facility (the “Incremental Term Loan Facility” and, together with the Securities, the “Permanent Financing”), which is expected to have the terms set forth in the Summary of Principal Terms and Conditions attached to the Commitment Letter as Exhibit B, and use the proceeds from the Permanent Financing (i) to repay in full all Indebtedness of Ninja and its subsidiaries under Ninja’s Fourth Amended and Restated Credit Agreement, dated as of December 10, 2018 (as amended, supplemented or otherwise modified from time to time, the “Ninja ABL Credit Agreement”) by and among Ninja, certain of its subsidiaries, the lenders listed therein and JPMorgan Chase Bank, N.A., as agent for the lenders and the Amended and Restated Term Loan Credit Agreement, dated April 6, 2021, by and among Ninja, certain of its subsidiaries, the lenders listed therein and JPMorgan Chase Bank, N.A., as agent for the lenders (as amended, supplemented or otherwise modified from time to time, together with the Ninja ABL Credit Agreement, the “Ninja Debt Agreements”), terminate all commitments to extend credit under the Ninja Debt Agreements and terminate all security interests and guarantees in respect of indebtedness under the Ninja Debt Agreements (the transactions described in this clause (i), the “Ninja Refinancing”), and (ii) to pay fees and expenses incurred in connection with the Transactions;

(b)            replace the revolving credit facility (the “Existing Revolving Credit Facility”) under your existing Credit Agreement dated as of September 25, 2018 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”) with a new revolving credit facility (the “Replacement Revolving Credit Facility”), which is expected to have the terms set forth in the Summary of Principal Terms and Conditions attached to the Commitment Letter as Exhibit C;

(c)            obtain pursuant to the Commitment Letter, in the event your and our efforts to obtain the Permanent Financing in an aggregate principal amount equal to or greater than the Bridge Facility are unsuccessful, a senior unsecured 364-day bridge facility (the “Bridge Facility”) having the terms set forth in the Summary of Principal Terms and Conditions attached to the Commitment Letter as Exhibit D; and

(d)            obtain pursuant to the Commitment Letter, in the event your and our efforts to replace the Existing Revolving Credit Facility are unsuccessful, a new $500,000,000 revolving credit facility (the “Committed Revolving Credit Facility”), having the terms set forth in the Summary of Principal Terms and Conditions attached to the Commitment Letter as Exhibit E.

The transactions described above are collectively referred to herein as the “Transactions”. For purposes of the Commitment Letter, the Term Sheets and the Fee Letters, “Closing Date” shall mean the date of the satisfaction (or waiver by the Commitment Parties) of the conditions set forth in Exhibit F to the Commitment Letter and the initial funding or effectiveness of the applicable Facilities on such date.

1 Capitalized terms used herein but not otherwise defined have the meanings assigned thereto in the Commitment Letter to which this Exhibit A is attached (the “Commitment Letter”), including the other exhibits thereto.

A-13

EXHIBIT B

Incremental Term Loan Facility
Summary of Principal Terms and Conditions2

I.	Parties

	Borrower:	Schweitzer-Mauduit International, Inc., a Delaware corporation (the “Borrower”).

	Guaranties:	Same as Existing Credit Agreement in respect of the Term B Loans under and as defined in the Existing Credit Agreement as in effect on date of the Commitment Letter (the “Existing Term B Loans”).

	Administrative Agent:	JPMorgan Chase Bank, N.A. (in such capacity, the “Administrative Agent”).

	Lenders:	A syndicate of banks, financial institutions and other entities, arranged by the Joint Bookrunners and approved by the Borrower (collectively, the “Lenders”).

II.	Incremental Term Loan Facility
	Type and Amount of Facility:	A term loan B facility (the “Incremental Term Loan Facility” and the commitments thereunder, the “Incremental Term Loan Commitments”) in the amount of $348,000,000 (the loans thereunder, the “Incremental Term Loans”).

Maturity and Amortization:

The Incremental Term Loans will mature on the Term B Loan Maturity Date (as defined in the Existing Credit Agreement) (the “Incremental Term Loan Maturity Date”).

The Incremental Term Loans shall be repayable in equal quarterly installments commencing on the last day of the first full fiscal quarter after the Closing Date in an aggregate annual amount equal to 1% of the original amount of the Incremental Term Loan Facility. The balance of the Incremental Term Loans will be repayable on the Incremental Term Loan Maturity Date.

The Incremental Term Loans will be subject to the “amend to extend” provisions in the Existing Credit Agreement.

	Availability:	The Incremental Term Loans shall be made in a single drawing on the Closing Date. Amounts not borrowed on the Closing Date shall not thereafter be available. Repayments and prepayments of the Incremental Term Loans may not be reborrowed.

	Use of Proceeds:	The proceeds of the Incremental Term Loans will be used to finance the Ninja Refinancing, to pay fees and expenses incurred in connection with the Transactions and for general corporate purposes.

	Additional Incremental Facilities:	Same as Existing Credit Agreement; provided that in connection with any tranche of Incremental Term B Loans (as defined in the Existing Credit Agreement) (any such loans, “Additional Incremental Term B Loans”) incurred within 12 months following the Closing Date, if the All-in Yield in respect of Additional Incremental Term B Loans exceeds the All-in Yield for the Incremental Term Loans by more than 50 basis points, the Applicable Margin for Incremental Term Loans shall be increased so that the All-in Yield in respect of such Additional Incremental Term B Loans is no more than 50 basis points higher than the All-in Yield for the Incremental Term Loans.

	Limited Conditionality Provision:	Same as Existing Credit Agreement in respect of the Existing Term B Loans.

III.	Certain Payment Provisions
	Fees and Interest Rates:	As set forth on Annex I, attached to this Exhibit B and made a part hereof.

	Optional Prepayments and Commitment Reductions:	Same as Existing Credit Agreement; provided that if on or prior to the date that is six months following the Closing Date, any Repricing Event (as defined in the Existing Credit Agreement, with each reference therein and any component definitions used therein to the Term B Facility and the Term B Commitments being deemed a reference to Incremental Term Loans and the Incremental Term Loan Facility) occurs in respect of any Incremental Term Loans, Samurai shall pay to the Administrative Agent, for the ratable account of each of the applicable Lenders (i) in the case of clause (i) of the definition of Repricing Event, a prepayment premium of 1.00% of the aggregate amount of the Incremental Term Loans so prepaid, repaid or replaced and (ii) in the case of clause (ii) of the definition of Repricing Event, a fee equal to 1.00% of the aggregate amount of the Incremental Term Loans outstanding immediately prior to such amendment (without duplication of any fee paid to such Lender under clause (i) above).

	Mandatory Prepayments:	Same as Existing Credit Agreement in respect of the Existing Term B Loans.

IV.	Collateral

	Collateral:	Same as Existing Credit Agreement in respect of the Existing Term B Loans.

V.	Certain Conditions

	Initial Conditions:	The availability of the initial borrowing under the Incremental Term Loan Facility Credit Documentation on the Closing Date will be subject solely to the satisfaction (or waiver by the Commitment Parties) of the conditions set forth in Exhibit F to the Commitment Letter.

2 Capitalized terms used herein but not otherwise defined have the meanings assigned thereto in the Commitment Letter, including the other exhibits thereto.

B-1

VI.	Certain Documentation Matters	The definitive documentation for the Incremental Term Loan Facility (the “Incremental Term Loan Facility Credit Documentation”) will be an incremental facility amendment to the Existing Credit Agreement.

	Representations and Warranties:	Same as Existing Credit Agreement in respect of the Existing Term B Loans.

	Affirmative Covenants:	Same as Existing Credit Agreement in respect of the Existing Term B Loans.

	Financial Covenants:	None.

	Negative Covenants:	Same as Existing Credit Agreement in respect of the Existing Term B Loans.

	Events of Default:	Same as Existing Credit Agreement in respect of the Existing Term B Loans.

	Voting:	Same as Existing Credit Agreement in respect of the Existing Term B Loans.

	Assignments and Participations:	Same as Existing Credit Agreement in respect of the Existing Term B Loans.

	Yield Protection:	Same as Existing Credit Agreement in respect of the Existing Term B Loans.

	Expenses and Indemnification:	Same as Existing Credit Agreement in respect of the Existing Term B Loans.

	Governing Law:	New York.

	Counsel to the Administrative Agent and the Joint Bookrunners:	Simpson Thacher & Bartlett LLP.

B-2

ANNEX I TO EXHIBIT B

Interest and Certain Fees

Interest Rate Options:	The Borrower may elect that the loans comprising each borrowing bear interest at a rate per annum equal to (a) the ABR (such loans herein referred to as “ABR Loans”) plus the Applicable Margin or (b) the Adjusted Term SOFR Rate (such loans herein referred to as “Term Benchmark Loans”) plus the Applicable Margin.

As used herein:

“ABR” means the highest of (i) the rate of interest last quoted by The Wall Street Journal in the U.S. as the prime rate in effect (the “Prime Rate”), (ii) the NYFRB Rate from time to time plus 0.5% and (iii) the Adjusted Term SOFR Rate for a one month interest period plus 1%. If the ABR as determined pursuant to the foregoing would be less than 1.75%, such rate shall be deemed to be 1.75%.

“Adjusted Term SOFR Rate” means the Term SOFR Rate, plus (a) with respect to any Interest Period of one month’s duration, 0.10%, (b) with respect to any Interest Period of three months’ duration, 0.15%, and (c) with respect to any Interest Period of six months’ duration, 0.25%; provided that if the Adjusted Term SOFR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of calculating such rate.

“Applicable Margin” means (a) 3.50%, in the case of ABR Loans (as defined below), and (b) 4.50%, in the case of Term Benchmark Loans (as defined below).

“CME Term SOFR Administrator” means CME Group Benchmark Administration Limited as administrator of the forward-looking term Secured Overnight Financing Rate (SOFR) (or a successor administrator).

“Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions, as determined in such manner as the NYFRB shall set forth on its public website from time to time, and published on the next succeeding business day by the NYFRB as the federal funds effective rate, provided that if the Federal Funds Effective Rate shall be less than zero, such rate shall be deemed to zero for the purposes of calculating such rate.

“Floor” means the benchmark rate floor, if any, provided in the Incremental Term Loan Facility Credit Documentation initially (as of the execution of the Incremental Term Loan Facility Credit Documentation, the modification, amendment or renewal of the Incremental Term Loan Facility Credit Documentation or otherwise) with respect to the Adjusted Term SOFR Rate. For the avoidance of doubt the initial Floor for the Adjusted Term SOFR Rate shall be 0.75%.

“Interest Period” means, with respect to any Term Benchmark, a period of one, three or six months.

“NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day; provided, that if any of the aforesaid rates shall be less than zero, such rate shall be deemed to zero for the purposes of calculating such rate.

“Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight eurodollar transactions denominated in U.S. Dollars by U.S.-managed banking offices of depository institutions, as such composite rate shall be determined by the NYFRB as set forth on its public website from time to time, and published on the next succeeding business day by the NYFRB as an overnight bank funding rate (from and after such date as the NYFRB shall commence to publish such composite rate).

“SOFR” means, with respect to any business day, a rate per annum equal to the secured overnight financing rate for such business day published by the NYFRB on the NYFRB’s on the immediately succeeding business day.

“Term Benchmark” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, bear interest at a rate determined by reference to the Adjusted Term SOFR Rate.

B-ANNEX I

“Term SOFR Rate” means, with respect to any Term Benchmark Borrowing denominated in U.S. Dollars for any Interest Period, the Term SOFR Reference Rate at approximately 5:00 a.m., Chicago time, two U.S. Government Securities Business Days prior to the commencement of such Interest Period, as such rate is published by the CME Term SOFR Administrator.

“Term SOFR Reference Rate” means, for any day and time, with respect to any Term Benchmark Borrowing denominated in U.S. Dollars for any Interest Period, the rate per annum determined by the Administrative Agent as the forward-looking term rate based on SOFR.

“U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

The Incremental Term Loan Facility Credit Documentation will contain provisions to be mutually agreed with respect to a replacement of any Term Benchmark with respect to the Incremental Term Loan Facility.

B-ANNEX I-2

Interest Periods:	With respect to Term Benchmark Loans, 1, 3 or 6 months, as selected by the Borrower.

Interest Payment Dates:	In the case of Loans bearing interest based upon the ABR (“ABR Loans”), quarterly in arrears, upon any prepayment and at final maturity.

In the case of Loans bearing interest based upon a Term Benchmark (“Term Benchmark Loans”), on the last day of each relevant interest period and, in the case of any interest period longer than three months, on each successive date three months after the first day of such interest period, upon any prepayment and at final maturity.

Default Rate:	Same as Existing Credit Agreement.

Rate and Fee Basis:	All per annum rates shall be calculated on the basis of a year of 360 days (or 365/366 days, in the case of ABR Loans the interest rate payable on which is then based on the Prime Rate) for actual days elapsed.

B-ANNEX I-3

EXHIBIT C

Replacement Revolving Credit Facility
Summary of Principal Terms and Conditions3

I.	Parties
	Borrowers:	Schweitzer-Mauduit International, Inc., a Delaware corporation (“Samurai”) and each of the other borrowers under the Existing Revolving Credit Facility as of the date of the initial effectiveness of the Replacement Revolving Credit Commitments.
	Guaranties:	Same as Existing Credit Agreement in respect of the Existing Revolving Credit Facility.
	Administrative Agent:	JPMorgan Chase Bank, N.A. (in such capacity, the “Administrative Agent”).
	Lenders:	A syndicate of banks, financial institutions and other entities, arranged by the Joint Bookrunners and approved by Samurai (collectively, the “Lenders”).
II.	Replacement Revolving Credit Facility
	Type and Amount of Facility:	A senior secured revolving credit facility (the “Replacement Revolving Credit Facility” and the commitments thereunder, the “Replacement Revolving Credit Commitments” and the loans thereunder, the “Replacement Revolving Credit Loans”) in an amount not to exceed $600,000,000; provided that prior to the Closing Date not more than $500,000,000 of the Replacement Revolving Credit Facility may be utilized.
	Swingline Facility and Letters of Credit:	Same as Existing Credit Agreement in respect of the Existing Revolving Credit Facility, with JPMorgan to act as swingline lender and JPMorgan and other Lenders to be agreed to act as issuing banks, and with (a) aggregate Letter of Credit Commitments of $40,000,000 and (b) aggregate Swingline Commitments of $60,000,000.
	Maturity:	The Replacement Revolving Credit Commitments will terminate, and the Replacement Revolving Credit Loans will mature, on the date that is five years after the date of initial effectiveness of the Replacement Revolving Credit Commitments (such date, the “Initial Termination Date”), unless all or any portion of the Bridge Facility or any term loans, including any Term Loans under and as defined in the Existing Credit Agreement as it may be amended in connection with the Transactions, or any refinancing of any of the foregoing, become payable at maturity on a date that is earlier than the Initial Termination Date, in which case the Replacement Revolving Credit Commitments will terminate, and the Replacement Revolving Credit Loans will mature, on such earlier date.

3 Capitalized terms used herein but not otherwise defined have the meanings assigned thereto in the Commitment Letter, including the other exhibits thereto.

	Availability:	Same as Existing Credit Agreement in respect of the Existing Revolving Credit Facility.
	Use of Proceeds:	Same as Existing Credit Agreement in respect of the Existing Revolving Credit Facility.
	Incremental Facilities:	Same as Existing Credit Agreement in respect of the Existing Revolving Credit Facility.
III.	Certain Payment Provisions
	Fees and Interest Rates:	As set forth on Annex I, attached to this Exhibit C and made a part hereof.
	Optional Prepayments and Commitment Reductions:	Same as Existing Credit Agreement in respect of the Existing Revolving Credit Facility.
	Mandatory Prepayments and Commitment Reductions:	Same as Existing Credit Agreement in respect of the Existing Revolving Credit Facility.
IV.	Collateral
	Collateral:	Same as Existing Credit Agreement in respect of the Existing Revolving Credit Facility.
V.	Certain Conditions
	Initial Conditions and Ongoing Conditions:	The initial availability of the Replacement Revolving Credit Facility will be subject to the satisfaction (or waiver by the Lenders) of customary conditions for such facilities. Ongoing conditions to credit extensions will be subject to conditions the same as those in the Existing Credit Agreement.
VI.	Certain Documentation Matters	The definitive documentation for the Replacement Revolving Credit Facility will be an incremental facility amendment to the Existing Credit Agreement.
	Representations and Warranties:	Same as Existing Credit Agreement in respect of the Existing Revolving Credit Facility.
	Affirmative Covenants:	Same as Existing Credit Agreement in respect of the Existing Revolving Credit Facility.
Financial Covenants:

Interest Coverage Ratio. The Borrowers shall not permit the Interest Coverage Ratio to be less than 3.00 to 1.00 as of the last day of any fiscal quarter for the four fiscal quarter period then ending.

Maximum Net Debt to EBITDA Ratio (Prior to the Closing Date).

The Borrowers shall not permit the Net Debt to EBITDA Ratio to be greater than, as of the last day of any four fiscal quarter period ending prior to the Closing Date the ratio set forth opposite such fiscal quarter in the table below:

Fiscal quarter ending:	Maximum Net Debt to EBITDA Ratio
March 31, 2022	6.00 to 1.00
June 30, 2022	5.75 to 1.00
September 30, 2022	5.50 to 1.00
December 31, 2022	5.25 to 1.00
March 31, 2023	5.00 to 1.00
June 30, 2023 and thereafter	4.50 to 1.00

provided, however, that notwithstanding the foregoing, on and after the last day of the fiscal quarter ended June 30, 2023, during any Material Acquisition Period, the Borrowers shall not permit the Net Debt to EBITDA Ratio to be greater than, as of the last day of any four fiscal quarter period ending during such Material Acquisition Period, 5.00 to 1.00.

Notwithstanding anything to the contrary contained herein, solely for purposes of the foregoing, in no event shall there be more than one Material Acquisition Period during any six fiscal quarter period.

Maximum Net Debt to EBITDA Ratio (On and after the Closing Date).

The Borrowers shall not permit the Net Debt to EBITDA Ratio to be greater than, as of the last day of any four fiscal quarter period ending on and after the Closing Date the ratio set forth opposite such fiscal quarter in the table below:

Fiscal quarter ended on or after the Closing Date	Maximum Net Debt to EBITDA Ratio
1st and 2nd fiscal quarter	5.50 to 1.00
3rd fiscal quarter	5.25 to 1.00
4th fiscal quarter	5.00 to 1.00
5th fiscal quarters	4.75 to 1.00
6th fiscal quarter and fiscal quarters thereafter	4.50 to 1.00

provided, however, that notwithstanding the foregoing, on and after the last day of the fifth fiscal quarter following the Closing Date, during any Material Acquisition Period, the Borrowers shall not permit the Net Debt to EBITDA Ratio to be greater than, as of the last day of any four fiscal quarter period ending during such Material Acquisition Period, 5.00 to 1.00.

Notwithstanding anything to the contrary contained herein, solely for purposes of the foregoing, in no event shall there be more than one Material Acquisition Period during any six fiscal quarter period.

Capitalized terms used in this “Financial Covenants” section but not defined herein shall have the meanings given to such terms in the Existing Credit Agreement.

Negative Covenants:	Same as Existing Credit Agreement in respect of the Existing Revolving Credit Facility.
Events of Default:	Same as Existing Credit Agreement in respect of the Existing Revolving Credit Facility.
Voting:	Same as Existing Credit Agreement in respect of the Existing Revolving Credit Facility.
Assignments and Participations:	Same as Existing Credit Agreement in respect of the Existing Revolving Credit Facility.
Yield Protection:	Same as Existing Credit Agreement in respect of the Existing Revolving Credit Facility.
Expenses and Indemnification:	Same as Existing Credit Agreement in respect of the Existing Revolving Credit Facility.
Governing Law:	New York.
Counsel to the Administrative Agent and the Joint Bookrunners:	Simpson Thacher & Bartlett LLP.

ANNEX I TO EXHIBIT C

Interest and Certain Fees

Interest Rate Options:	The Borrower may elect that the loans comprising each borrowing bear interest at a rate per annum equal to (a) the ABR (such loans herein referred to as “ABR Loans”) plus the Applicable Margin or (b) the Adjusted Term SOFR Rate (such loans herein referred to as “Term Benchmark Loans”) plus the Applicable Margin.
As used herein:

“ABR” means the highest of (i) the rate of interest last quoted by The Wall Street Journal in the U.S. as the prime rate in effect (the “Prime Rate”), (ii) the NYFRB Rate from time to time plus 0.5% and (iii) the Adjusted Term SOFR Rate for a one month interest period plus 1%. If the ABR as determined pursuant to the foregoing would be less than 1.00%, such rate shall be deemed to be 1.00%.

“Adjusted Term SOFR Rate” means the Term SOFR Rate, plus (a) with respect to any Interest Period of one month’s duration, 0.10%, (b) with respect to any Interest Period of three months’ duration, 0.15%, and (c) with respect to any Interest Period of six months’ duration, 0.25%; provided that if the Adjusted Term SOFR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of calculating such rate.

“Applicable Margin” means, on any day, the applicable rate per annum set forth below based upon the Borrowers’ Net Debt to EBITDA Ratio (as defined in the Existing Credit Agreement) as of the most recent determination date, subject in each case, to the last two paragraphs of the definition of “Applicable Rate” set forth in the Existing Credit Agreement:

Net Debt to EBITDA Ratio	Term Benchmark Loans	ABR Loans
Greater than or equal to 4.00 to 1.00	2.25%	1.25%
Greater than or equal to 3.25 to 1.00 but less than 4.00 to 1.00	2.00%	1.00%
Greater than or equal to 2.50 to 1.00 but less than 3.25 to 1.00	1.75%	0.75%
Greater than or equal to 1.75 to 1.00 but less than 2.50 to 1.00	1.50%	0.50%
Greater than or equal to 1.00 to 1.00 but less than 1.75 to 1.00	1.25%	0.25%
Less than 1.00 to 1.00	1.00%	0.00%

C-ANNEX I

“CME Term SOFR Administrator” means CME Group Benchmark Administration Limited as administrator of the forward-looking term Secured Overnight Financing Rate (SOFR) (or a successor administrator).

“Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions, as determined in such manner as the NYFRB shall set forth on its public website from time to time, and published on the next succeeding business day by the NYFRB as the federal funds effective rate, provided that if the Federal Funds Effective Rate shall be less than zero, such rate shall be deemed to zero for the purposes of calculating such rate.

“Floor” means the benchmark rate floor, if any, provided in the Facilities Documentation initially (as of the execution of the Facilities Documentation, the modification, amendment or renewal of the Facilities Documentation or otherwise) with respect to the Adjusted Term SOFR Rate. For the avoidance of doubt the initial Floor for the Adjusted Term SOFR Rate shall be 0.00%.

“Interest Period” means, with respect to any Term Benchmark, a period of one, three or six months.

“NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day; provided, that if any of the aforesaid rates shall be less than zero, such rate shall be deemed to zero for the purposes of calculating such rate.

“Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight eurodollar transactions denominated in U.S. Dollars by U.S.-managed banking offices of depository institutions, as such composite rate shall be determined by the NYFRB as set forth on its public website from time to time, and published on the next succeeding business day by the NYFRB as an overnight bank funding rate (from and after such date as the NYFRB shall commence to publish such composite rate).

C-ANNEX I-2

“SOFR” means, with respect to any business day, a rate per annum equal to the secured overnight financing rate for such business day published by the NYFRB on the NYFRB’s on the immediately succeeding business day.

“Term Benchmark” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, bear interest at a rate determined by reference to the Adjusted Term SOFR Rate.

“Term SOFR Rate” means, with respect to any Term Benchmark Borrowing denominated in U.S. Dollars for any Interest Period, the Term SOFR Reference Rate at approximately 5:00 a.m., Chicago time, two U.S. Government Securities Business Days prior to the commencement of such Interest Period, as such rate is published by the CME Term SOFR Administrator.

“Term SOFR Reference Rate” means, for any day and time, with respect to any Term Benchmark Borrowing denominated in U.S. Dollars for any Interest Period, the rate per annum determined by the Administrative Agent as the forward-looking term rate based on SOFR.

“U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

The Facilities will contain provisions to be mutually agreed with respect to a replacement of any Term Benchmark with respect to the Replacement Revolving Credit Facility.

Interest Periods:	With respect to Term Benchmark Loans, 1, 3 or 6 months, as selected by the Borrower.
Interest Payment Dates:	In the case of Loans bearing interest based upon the ABR (“ABR Loans”), quarterly in arrears, upon any prepayment and at final maturity.
In the case of Loans bearing interest based upon a Term Benchmark (“Term Benchmark Loans”), on the last day of each relevant interest period and, in the case of any interest period longer than three months, on each successive date three months after the first day of such interest period, upon any prepayment and at final maturity.
Facility Fees:

The Borrowers shall pay a facility fee calculated at the applicable rate set forth below per annum, based upon the Borrowers’ Net Debt to EBITDA Ratio (as defined in the Existing Credit Agreement) as of the most recent determination date, on the average daily unused amount of the Replacement Revolving Credit Facility (which shall include, for the avoidance of doubt the portion of the Replacement Revolving Credit Commitments available subject to the Closing Date), payable quarterly in arrears, subject in each case, to the last two paragraphs of the definition of “Applicable Rate” set forth in the Existing Credit Agreement:

C-ANNEX I-3

Net Debt to EBITDA Ratio	Commitment Fee Rate
Greater than or equal to 4.00 to 1.00	0.40%
Greater than or equal to 3.25 to 1.00 but less than 4.00 to 1.00	0.35%
Greater than or equal to 2.50 to 1.00 but less than 3.25 to 1.00	0.30%
Greater than or equal to 1.75 to 1.00 but less than 2.50 to 1.00	0.25%
Greater than or equal to 1.00 to 1.00 but less than 1.75 to 1.00	0.20%
Less than 1.00 to 1.00	0.15%

Letter of Credit Fees and Fronting Fees:	Same as Existing Credit Agreement (but in the case of Letter of Credit Fees based on the Applicable Margin in respect of Term Benchmark Loans).
Default Rate:	Same as Existing Credit Agreement.
Rate and Fee Basis:	All per annum rates shall be calculated on the basis of a year of 360 days (or 365/366 days, in the case of ABR Loans the interest rate payable on which is then based on the Prime Rate) for actual days elapsed.

C-ANNEX I-4

EXHIBIT D

364-Day Senior Unsecured Bridge Facility
Summary of Principal Terms and Conditions4

I.	Parties
	Borrower:	Schweitzer-Mauduit International, Inc., a Delaware corporation (the “Borrower”).
	Guaranties:	Same as Existing Credit Agreement in respect of the Term A Loans under and as defined in the Existing Credit Agreement as in effect on date of the Commitment Letter (the “Existing Term A Loans”).
	Administrative Agent:	JPMorgan Chase Bank, N.A. (in such capacity, the “Administrative Agent”).
	Lenders:	A syndicate of banks, financial institutions and other entities, arranged by the Joint Bookrunners and approved by the Borrower (collectively, the “Lenders”).
II.	Bridge Facility
	Type and Amount of Bridge Facility:	A 364-day senior unsecured bridge facility (the “Bridge Facility” and the commitments thereunder, the “Bridge Commitments”) in the amount of $648,000,000 (the loans thereunder, the “Bridge Loans”).
	Maturity and Amortization:	The Bridge Loans will mature on the day that is 364 days after the Closing Date (the “Maturity Date”). No amortization will be required with respect to the Bridge Facility.
	Availability:	The Bridge Loans shall be made in a single drawing on the Closing Date. Amounts not borrowed on the Closing Date shall not thereafter be available. Repayments and prepayments of the Bridge Loans may not be reborrowed.
	Use of Proceeds:	The proceeds of the Bridge Loans will be used to finance the Ninja Refinancing, to prepay loans outstanding under the Existing Revolving Credit Facility and to pay fees and expenses incurred in connection with the Transactions.
III.	Certain Payment Provisions
	Fees and Interest Rates:	As set forth on Annex I, attached to this Exhibit D and made a part hereof.
Optional Prepayments and Commitment Reductions:

Commitments under the Bridge Facility may be terminated in whole or reduced in part, at the option of the Borrower, at any time without premium or penalty, in minimum amounts and multiples to be agreed.

Bridge Loans may be prepaid, in whole or in part, at the option of the Borrower, at any time without premium or penalty (except SOFR breakage costs), upon three business days’ written notice, in minimum amounts and multiples to be agreed.

4 Capitalized terms used herein but not otherwise defined have the meanings assigned thereto in the Commitment Letter, including the other exhibits thereto.

Mandatory Prepayments and Commitment Reductions:

As applicable, commitments under the Bridge Facility will be automatically reduced, and after the Closing Date the aggregate Bridge Loans will be required to be prepaid, respectively, on a dollar-for-dollar basis, within three business days following the receipt of the applicable proceeds, in an aggregate amount equal to:

(a)              100% of the Net Cash Proceeds (as defined below) received by the Borrower from any Equity Issuance (as defined below);

(b)              100% of the Net Cash Proceeds in excess of $5,000,000 for any individual transaction (and in excess of $10,000,000 in the aggregate) received by the Borrower or any of its subsidiaries from non-ordinary course dispositions of property or assets (including any non-ordinary course sale or issuance of any equity interests to third parties by any subsidiary) made other than Net Cash Proceeds (subject to any such proceeds required to be and used to prepay term loans under the Existing Credit Agreement) (i) of sale-leasebacks by the Borrower and its subsidiaries, (ii) of sales or other dispositions between or among the Borrower and any of its subsidiaries, (iii) that are reinvested (or committed to be reinvested) in other assets used or useful in the business of the Borrower or any of its subsidiaries (or used to replace damaged or destroyed assets) within 9 months after receipt of such proceeds (or in the case of any casualty or condemnation event, such period as may be reasonably required to replace or repair the affected asset), (iv) from the sale or other disposition of assets held by joint ventures, (v) from the unwinding of hedge arrangements, (vi) from factoring and similar arrangements, including dispositions of receivables, in the ordinary course of business, (vii) from any equipment financing or leasing transactions, (viii) from the sale or other disposition of assets in connection with receivable securitization programs and (ix) from other exceptions to be mutually agreed; and

(c)              100% of the Net Cash Proceeds actually received by the Borrower or any of its subsidiaries from any Debt Incurrence (as defined below) established or 100% of the commitments in respect of any Qualifying Term Loan Facility (as defined below), in each case after the date of the Commitment Letter, whether before or after the Closing Date.

All voluntary and mandatory prepayments of Bridge Loans and reductions of Bridge Commitments as set forth above shall be allocated among the Lenders under the Bridge Facility on a pro rata basis. The Borrower will deliver the Administrative Agent prompt written notice of any mandatory prepayment or commitment reduction required hereunder.

Notwithstanding anything to the contrary above, (a) to the extent that any of or all of the Net Cash Proceeds in respect of any disposition subject to clause (b) above by a Foreign Subsidiary (as defined in the Existing Credit Agreement) (collectively, “Foreign Proceeds”) are prohibited or delayed by applicable local law from being repatriated to the United States, no prepayment shall be required pursuant to this paragraph for that portion of such Net Cash Proceeds so affected, and such amounts may be retained by the applicable Foreign Subsidiary; provided that, once such repatriation of any such affected Net Cash Proceeds would be permitted by applicable local law, the Borrower shall promptly apply an amount equal to such Net Cash Proceeds in compliance with this section; and (b) to the extent that the Borrower has determined in good faith that the repatriation of any of or all the Foreign Proceeds could reasonably be expected to result in a material adverse tax consequence to the Borrower or its subsidiaries with respect to such Net Cash Proceeds (which, for the avoidance of doubt, includes, but is not limited to, any prepayment whereby doing so the Borrower, any of its subsidiaries or any of their respective affiliates and/or shareholders would incur a tax liability, including a tax dividend, deemed dividend pursuant to IRC Section 956 or a withholding tax), neither the applicable Foreign Subsidiary nor the Borrower shall have an obligation to apply such Net Cash Proceeds pursuant to this paragraph until such time that such amounts could be repatriated without incurring such liability or consequence.

In addition, the commitments under the Bridge Facility shall automatically terminate upon the first to occur of (a) the Termination Date (as defined under the Merger Agreement as in effect on the date hereof, including as may be automatically extended by sixty days pursuant to the terms of Section 9.1(c) of the Merger Agreement as in effect on the date hereof , but excluding, for the avoidance of doubt, as may be extended by mutual agreement among the parties to the Merger Agreement), (b) the date of the closing of the Merger without the use of the Bridge Facility and (c) the termination of the Merger Agreement prior to the closing of the Merger.

“Qualifying Term Loan Facility” shall mean a term loan facility entered into by the Borrower for the purpose of financing the Transactions that is subject to conditions precedent to funding and limitations on assignments prior to the Closing Date that are no less favorable to the Borrower than the conditions and limitations set forth herein with respect to the Bridge Facility.

“Debt Incurrence” means any incurrence of third-party debt for borrowed money by the Borrower or any of its subsidiaries (or any incurrence of third party debt for borrowed money that is recourse to, or otherwise secured by, any assets of the Borrower or any of its subsidiaries), whether pursuant to a public offering or in a Rule 144A or other private placement of debt securities (including debt securities convertible into equity securities) or incurrence of loans under any loan or credit facility, other than (i) ordinary course letter of credit facilities, borrowings under the Existing Revolving Credit Facility, the Replacement Revolving Credit Facility or the Committed Revolving Credit Facility or overdraft protection, short term or working capital facilities and ordinary course foreign credit lines (including any renewal, extension or replacement thereof), (ii) any purchase money indebtedness, equipment financings, capital or synthetic lease obligations and similar obligations, (iii) other debt in the ordinary course of business, (iv) intercompany indebtedness among the Borrower and its affiliates, (v) other indebtedness in an aggregate principal amount up to $25,000,000 and (vi) other exceptions to be mutually agreed (it being agreed that any Permanent Financing shall be a Debt Incurrence and shall not be subject to the exceptions set forth above and any funding of such Permanent Financing into escrow or pursuant to similar procedures shall be deemed a Debt Incurrence so long as the conditions to the release of such funds is no less favorable to the Borrower than the conditions set forth herein).

“Equity Issuance” means any issuance of equity, hybrid equity or equity linked securities by the Borrower, whether pursuant to a public offering or in a Rule 144A or other private placement, other than (a) issuances of securities pursuant to employee and/or director stock plans or employee and/or director compensation plans, (b) the issuance of common stock of the Borrower to stockholders of Ninja as consideration for the Merger pursuant to the Merger Agreement, (c) issuances among the Borrower and its subsidiaries, (d) pursuant to dividend reinvestment programs, (e) securities or interests issued or transferred directly (and not constituting cash proceeds of any issuance of such securities or interests) as consideration in connection with any permitted acquisition or investment and (f) other exceptions to be mutually agreed.

“Net Cash Proceeds” shall mean:

(a)               with respect to a disposition of any assets of the Borrower or any of its subsidiaries, the excess, if any, of (i) the cash received in connection therewith (including any cash received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) over (ii) the sum of (A) payments made to retire any debt that is secured by such asset and that is required to be repaid in connection with the sale thereof (other than the Existing Credit Agreement), (B) the reasonable fees and expenses incurred by the Borrower or any of its subsidiaries in connection therewith, (C) taxes paid or reasonably estimated to be payable in connection with such transaction, (D) the amount of reserves established by the Borrower or any of its subsidiaries in good faith and pursuant to commercially reasonable practices for adjustment in respect of the sale price of such asset or assets in accordance with applicable generally accepted accounting principles, provided that if the amount of such reserves exceeds the amounts charged against such reserve, then such excess, upon the determination thereof, shall then constitute Net Cash Proceeds and (E) the pro rata portion of the cash received in connection therewith attributable to minority interests and not available for distribution to or for the account of the Borrower or any of its wholly-owned subsidiaries as a result thereof;

(b)              with respect to any Debt Incurrence, the excess, if any, of (i) cash received by the Borrower or any of its subsidiaries in connection with such issuance over (ii) the sum of (A) payments made to retire any debt for borrowed money that is required to be repaid in connection with such issuance, incurrence or borrowing (other than the Bridge Loans) and (B) the attorneys’ fees, investment banking fees, accountants’ fees, underwriting discounts and commissions and other fees and expenses incurred by the Borrower or any of its subsidiaries in connection with such Debt Issuance; and

(C)              with respect to any Equity Issuance, the excess of (i) the cash received in connection with such issuance over (ii) the issuance discounts and commissions and similar costs and expenses, and other reasonable expenses incurred by the Borrower or any of its subsidiaries in connection with such issuance.

IV.	Collateral
	Collateral:	None.
V.	Certain Conditions
	Initial Conditions:	The availability of the initial borrowing under the Bridge Facility on the Closing Date will be subject solely to the satisfaction (or waiver by the Commitment Parties) of the conditions set forth in Exhibit F to the Commitment Letter.

VI.	Certain Documentation Matters	The Bridge Facility will be documented under a credit agreement, which will be based on the Existing Credit Agreement, as modified by the terms of this Exhibit D.
	Representations and Warranties:	Substantially consistent with the Existing Credit Agreement in respect of the Existing Term A Loans.
	Affirmative Covenants:	Substantially consistent with the Existing Credit Agreement in respect of the Existing Term A Loans.
	Financial Covenants:	Substantially consistent with the Existing Credit Agreement in respect of the Existing Term A Loans.
	Negative Covenants:	Substantially consistent with the Existing Credit Agreement in respect of the Existing Term A Loans.
	Events of Default:	Substantially consistent with the Existing Credit Agreement in respect of the Existing Term A Loans.
	Voting:	Substantially consistent with the Existing Credit Agreement in respect of the Existing Term A Loans.
	Assignments and Participations:	Substantially consistent with the Existing Credit Agreement in respect of the Existing Term A Loans.
	Yield Protection:	Substantially consistent with the Existing Credit Agreement in respect of the Existing Term A Loans.
	Expenses and Indemnification:	Substantially consistent with the Existing Credit Agreement in respect of the Existing Term A Loans.
	Governing Law:	New York.
	Counsel to the Agents and the Commitment Parties:	Simpson Thacher & Bartlett LLP.

ANNEX I TO EXHIBIT D

Interest and Certain Fees

Interest Rate Options:	The Borrower may elect that the loans comprising each borrowing bear interest at a rate per annum equal to (a) the ABR (such loans herein referred to as “ABR Loans”) plus the Applicable Margin or (b) the Adjusted Term SOFR Rate (such loans herein referred to as “Term Benchmark Loans”) plus the Applicable Margin.
As used herein:

“ABR” means the highest of (i) the rate of interest last quoted by The Wall Street Journal in the U.S. as the prime rate in effect (the “Prime Rate”), (ii) the NYFRB Rate from time to time plus 0.5% and (iii) the Adjusted Term SOFR Rate for a one month interest period plus 1%. If the ABR as determined pursuant to the foregoing would be less than 1.75%, such rate shall be deemed to be 1.75%.

“Adjusted Term SOFR Rate” means the Term SOFR Rate, plus (a) with respect to any Interest Period of one month’s duration, 0.10%, (b) with respect to any Interest Period of three months’ duration, 0.15%, and (c) with respect to any Interest Period of six months’ duration, 0.25%; provided that if the Adjusted Term SOFR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of calculating such rate.

“Applicable Margin” means, as of any date of determination, the percentage per annum specified below:

	Term Benchmark Loans	ABR Loans
Closing Date through 89 days after Closing Date	9.25%	8.25%
90 days after Closing Date through 179 days after Closing Date	9.75%	8.75%
180 days after Closing Date through 269 days after Closing Date	10.25%	9.25%
270 days after Closing Date and thereafter	10.75%	9.75%

“CME Term SOFR Administrator” means CME Group Benchmark Administration Limited as administrator of the forward-looking term Secured Overnight Financing Rate (SOFR) (or a successor administrator).

D-ANNEX I

“Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions, as determined in such manner as the NYFRB shall set forth on its public website from time to time, and published on the next succeeding business day by the NYFRB as the federal funds effective rate, provided that if the Federal Funds Effective Rate shall be less than zero, such rate shall be deemed to zero for the purposes of calculating such rate.

“Floor” means the benchmark rate floor, if any, provided in the Facilities Documentation initially (as of the execution of the Facilities Documentation, the modification, amendment or renewal of the Facilities Documentation or otherwise) with respect to the Adjusted Term SOFR Rate. For the avoidance of doubt the initial Floor for the Adjusted Term SOFR Rate shall be 0.75%.

“Interest Period” means, with respect to any Term Benchmark, a period of one, three or six months.

“NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day; provided, that if any of the aforesaid rates shall be less than zero, such rate shall be deemed to zero for the purposes of calculating such rate.

“Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight eurodollar transactions denominated in U.S. Dollars by U.S.-managed banking offices of depository institutions, as such composite rate shall be determined by the NYFRB as set forth on its public website from time to time, and published on the next succeeding business day by the NYFRB as an overnight bank funding rate (from and after such date as the NYFRB shall commence to publish such composite rate).

“SOFR” means, with respect to any business day, a rate per annum equal to the secured overnight financing rate for such business day published by the NYFRB on the NYFRB’s on the immediately succeeding business day.

“Term Benchmark” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, bear interest at a rate determined by reference to the Adjusted Term SOFR Rate.

“Term SOFR Rate” means, with respect to any Term Benchmark Borrowing denominated in U.S. Dollars for any Interest Period, the Term SOFR Reference Rate at approximately 5:00 a.m., Chicago time, two U.S. Government Securities Business Days prior to the commencement of such Interest Period, as such rate is published by the CME Term SOFR Administrator.

D-ANNEX I-2

“Term SOFR Reference Rate” means, for any day and time, with respect to any Term Benchmark Borrowing denominated in U.S. Dollars for any Interest Period, the rate per annum determined by the Administrative Agent as the forward-looking term rate based on SOFR.

“U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

The Facilities Documentation will contain provisions to be mutually agreed with respect to a replacement of any Term Benchmark with respect to the Bridge Facility.

Interest Periods:	With respect to Term Benchmark Loans, 1, 3 or 6 months, as selected by the Borrower.
Interest Payment Dates:	In the case of Loans bearing interest based upon the ABR (“ABR Loans”), quarterly in arrears, upon any prepayment and at final maturity.
In the case of Loans bearing interest based upon a Term Benchmark (“Term Benchmark Loans”), on the last day of each relevant interest period and, in the case of any interest period longer than three months, on each successive date three months after the first day of such interest period, upon any prepayment and at final maturity.
Default Rate:	Same as Existing Credit Agreement.
Rate and Fee Basis:	All per annum rates shall be calculated on the basis of a year of 360 days (or 365/366 days, in the case of ABR Loans the interest rate payable on which is then based on the Prime Rate) for actual days elapsed.
Duration Fees:	The Borrower will pay a fee (the “Duration Fee”), for the ratable benefit of the Lenders, in an amount equal to (i) 0.50% of the aggregate principal amount of the Bridge Loans outstanding on the date which is 90 days after the Closing Date, due and payable in cash on such 90th day (or if such day is not a business day, the next business day); (ii) 0.75% of the aggregate principal amount of the Bridge Loans outstanding on the date which is 180 days after the Closing Date, due and payable in cash on such 180th day (or if such day is not a business day, the next business day); and (iii) 1.00% of the aggregate principal amount of the Bridge Loans outstanding on the date which is 270 days after the Closing Date, due and payable in cash on such 270th day (or if such day is not a business day, the next business day).

D-ANNEX I-3

EXHIBIT E

Committed Revolving Credit Facility
Summary of Principal Terms and Conditions5

I.	Parties

	Borrowers:	Schweitzer-Mauduit International, Inc., a Delaware corporation (“Samurai”) and each of the other borrowers under the Existing Revolving Credit Facility as of the Closing Date.

	Guaranties:	Same as Existing Credit Agreement in respect of the Existing Revolving Credit Facility.

	Administrative Agent:	JPMorgan Chase Bank, N.A. (in such capacity, the “Administrative Agent”).

	Lenders:	A syndicate of banks, financial institutions and other entities, arranged by the Joint Bookrunners and approved by Samurai (collectively, the “Lenders”).

II.	Committed Revolving Credit Facility

	Type and Amount of Facility:	A senior secured revolving credit facility (the “Committed Revolving Credit Facility” and the commitments thereunder, the “Committed Revolving Credit Commitments”) in an amount not to exceed $500,000,000 (the loans thereunder, the “Committed Revolving Credit Loans”).

	Swingline Facility and Letters of Credit:	Same as Existing Credit Agreement in respect of the Existing Revolving Credit Facility, with JPMorgan to act as swingline lender and as issuing bank.

	Maturity:	The Committed Revolving Credit Commitments will terminate, and the Committed Revolving Credit Loans will mature, on the date that is five years after the Closing Date (such date, the “Initial Termination Date”), unless all or any portion of the Bridge Facility or any term loans, including Term Loans under and as defined in the Existing Credit Agreement, as it may be amended in connection with the Transactions, or any refinancing of any of the foregoing, become payable at maturity on a date that is earlier than the Initial Termination Date, in which case the Committed Revolving Credit Commitments will terminate, and the Committed Revolving Credit Loans will mature, on such earlier date.

	Availability:	Same as Existing Credit Agreement in respect of the Existing Revolving Credit Facility.

	Use of Proceeds:	Same as Existing Credit Agreement in respect of the Existing Revolving Credit Facility.

5 Capitalized terms used herein but not otherwise defined have the meanings assigned thereto in the Commitment Letter, including the other exhibits thereto.

	Incremental Facilities:	Same as Existing Credit Agreement in respect of the Existing Revolving Credit Facility.

III.	Certain Payment Provisions

	Fees and Interest Rates:	As set forth on Annex I, attached to this Exhibit E and made a part hereof.

	Optional Prepayments and Commitment Reductions:	Same as Existing Credit Agreement in respect of the Existing Revolving Credit Facility.

	Mandatory Prepayments and Commitment Reductions:	Same as Existing Credit Agreement in respect of the Existing Revolving Credit Facility.

IV.	Collateral

	Collateral:	Same as Existing Credit Agreement in respect of the Existing Revolving Credit Facility.

V.	Certain Conditions

	Initial Conditions and Ongoing Conditions:	The initial availability of the Committed Revolving Credit Facility will be subject solely to the satisfaction (or waiver by the Lenders) of the conditions set forth in Exhibit F to the Commitment Letter. Ongoing conditions to credit extensions will be subject to conditions the same as those in the Existing Credit Agreement.

VI.	Certain Documentation Matters	The definitive documentation for the Committed Revolving Credit Facility will be an incremental facility amendment to the Existing Credit Agreement.

	Representations and Warranties:	Same as Existing Credit Agreement in respect of the Existing Revolving Credit Facility.

	Affirmative Covenants:	Same as Existing Credit Agreement in respect of the Existing Revolving Credit Facility.

Financial Covenants:

Interest Coverage Ratio. The Borrowers shall not permit the Interest Coverage Ratio to be less than 3.00 to 1.00 as of the last day of any fiscal quarter for the four fiscal quarter period then ending.

Maximum Net Debt to EBITDA Ratio.

Borrowers shall not permit the Net Debt to EBITDA Ratio to be greater than, as of the last day of any four fiscal quarter period ending on and after the Closing Date the ratio set forth opposite such fiscal quarter in the table below:

Fiscal quarter ended on or after the Closing Date	Maximum Net Debt to EBITDA Ratio
1st and 2nd fiscal quarter	5.50 to 1.00

3rd fiscal quarter	5.25 to 1.00
4th fiscal quarter	5.00 to 1.00
5th fiscal quarters	4.75 to 1.00
6th fiscal quarter and fiscal quarters thereafter	4.50 to 1.00

provided, however, that notwithstanding the foregoing, on and after the last day of the fifth fiscal quarter following the Closing Date, during any Material Acquisition Period, the Borrowers shall not permit the Net Debt to EBITDA Ratio to be greater than, as of the last day of any four fiscal quarter period ending during such Material Acquisition Period, 5.00 to 1.00.

Notwithstanding anything to the contrary contained herein, solely for purposes of the foregoing, in no event shall there be more than one Material Acquisition Period during any six fiscal quarter period.

Capitalized terms used in this “Financial Covenants” section but not defined herein shall have the meanings given to such terms in the Existing Credit Agreement.

Negative Covenants:	Same as Existing Credit Agreement in respect of the Existing Revolving Credit Facility.

Events of Default:	Same as Existing Credit Agreement in respect of the Existing Revolving Credit Facility.

Voting:	Same as Existing Credit Agreement in respect of the Existing Revolving Credit Facility.

Assignments and Participations:	Same as Existing Credit Agreement in respect of the Existing Revolving Credit Facility.

Yield Protection:	Same as Existing Credit Agreement in respect of the Existing Revolving Credit Facility.

Expenses and Indemnification:	Same as Existing Credit Agreement in respect of the Existing Revolving Credit Facility.

Governing Law:	New York.

Counsel to the Administrative Agent and the Joint Bookrunners:	Simpson Thacher & Bartlett LLP.

ANNEX I TO EXHIBIT E

Interest and Certain Fees

Interest Rate Options:	The Borrower may elect that the loans comprising each borrowing bear interest at a rate per annum equal to (a) the ABR (such loans herein referred to as “ABR Loans”) plus the Applicable Margin or (b) the Adjusted Term SOFR Rate (such loans herein referred to as “Term Benchmark Loans”) plus the Applicable Margin.

As used herein:

“ABR” means the highest of (i) the rate of interest last quoted by The Wall Street Journal in the U.S. as the prime rate in effect (the “Prime Rate”), (ii) the NYFRB Rate from time to time plus 0.5% and (iii) the Adjusted Term SOFR Rate for a one month interest period plus 1%. If the ABR as determined pursuant to the foregoing would be less than 1.00%, such rate shall be deemed to be 1.00%.

“Adjusted Term SOFR Rate” means the Term SOFR Rate, plus (a) with respect to any Interest Period of one month’s duration, 0.10%, (b) with respect to any Interest Period of three months’ duration, 0.15%, and (c) with respect to any Interest Period of six months’ duration, 0.25%; provided that if the Adjusted Term SOFR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of calculating such rate.

“Applicable Margin” means, on any day, the applicable rate per annum set forth below based upon the Borrowers’ Net Debt to EBITDA Ratio (as defined in the Existing Credit Agreement) as of the most recent determination date, subject in each case, to the last two paragraphs of the definition of “Applicable Rate” set forth in the Existing Credit Agreement:

Net Debt to EBITDA Ratio	Term Benchmark Loans	ABR Loans
Greater than or equal to 4.00 to 1.00	2.25%	1.25%
Greater than or equal to 3.25 to 1.00 but less than 4.00 to 1.00	2.00%	1.00%
Greater than or equal to 2.50 to 1.00 but less than 3.25 to 1.00	1.75%	0.75%
Greater than or equal to 1.75 to 1.00 but less than 2.50 to 1.00	1.50%	0.50%
Greater than or equal to 1.00 to 1.00 but less than 1.75 to 1.00	1.25%	0.25%
Less than 1.00 to 1.00	1.00%	0.00%

E-ANNEX I-1

“CME Term SOFR Administrator” means CME Group Benchmark Administration Limited as administrator of the forward-looking term Secured Overnight Financing Rate (SOFR) (or a successor administrator).

“Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions, as determined in such manner as the NYFRB shall set forth on its public website from time to time, and published on the next succeeding business day by the NYFRB as the federal funds effective rate, provided that if the Federal Funds Effective Rate shall be less than zero, such rate shall be deemed to zero for the purposes of calculating such rate.

“Floor” means the benchmark rate floor, if any, provided in the Facilities Documentation initially (as of the execution of the Facilities Documentation, the modification, amendment or renewal of the Facilities Documentation or otherwise) with respect to the Adjusted Term SOFR Rate. For the avoidance of doubt the initial Floor for the Adjusted Term SOFR Rate shall be 0.00%.

“Interest Period” means, with respect to any Term Benchmark, a period of one, three or six months.

“NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day; provided, that if any of the aforesaid rates shall be less than zero, such rate shall be deemed to zero for the purposes of calculating such rate.

E-ANNEX I-2

“Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight eurodollar transactions denominated in U.S. Dollars by U.S.-managed banking offices of depository institutions, as such composite rate shall be determined by the NYFRB as set forth on its public website from time to time, and published on the next succeeding business day by the NYFRB as an overnight bank funding rate (from and after such date as the NYFRB shall commence to publish such composite rate).

“SOFR” means, with respect to any business day, a rate per annum equal to the secured overnight financing rate for such business day published by the NYFRB on the NYFRB’s on the immediately succeeding business day.

“Term Benchmark” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, bear interest at a rate determined by reference to the Adjusted Term SOFR Rate.

“Term SOFR Rate” means, with respect to any Term Benchmark Borrowing denominated in U.S. Dollars for any Interest Period, the Term SOFR Reference Rate at approximately 5:00 a.m., Chicago time, two U.S. Government Securities Business Days prior to the commencement of such Interest Period, as such rate is published by the CME Term SOFR Administrator.

“Term SOFR Reference Rate” means, for any day and time, with respect to any Term Benchmark Borrowing denominated in U.S. Dollars for any Interest Period, the rate per annum determined by the Administrative Agent as the forward-looking term rate based on SOFR.

“U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

The Facilities Documentation will contain provisions to be mutually agreed with respect to a replacement of any Term Benchmark with respect to the Committed Revolving Credit Facility.

Interest Periods:	With respect to Term Benchmark Loans, 1, 3 or 6 months, as selected by the Borrower.

Interest Payment Dates:	In the case of Loans bearing interest based upon the ABR (“ABR Loans”), quarterly in arrears, upon any prepayment and at final maturity.

In the case of Loans bearing interest based upon a Term Benchmark (“Term Benchmark Loans”), on the last day of each relevant interest period and, in the case of any interest period longer than three months, on each successive date three months after the first day of such interest period, upon any prepayment and at final maturity.

E-ANNEX I-3

Facility Fees:	The Borrowers shall pay a facility fee calculated at the applicable rate set forth below per annum, based upon the Borrowers’ Net Debt to EBITDA Ratio (as defined in the Existing Credit Agreement) as of the most recent determination date, on the average daily unused amount of the Committed Revolving Credit Facility, payable quarterly in arrears, subject in each case, to the last two paragraphs of the definition of “Applicable Rate” set forth in the Existing Credit Agreement:

Net Debt to EBITDA Ratio	Commitment Fee Rate
Greater than or equal to 4.00 to 1.00	0.40%
Greater than or equal to 3.25 to 1.00 but less than 4.00 to 1.00	0.35%
Greater than or equal to 2.50 to 1.00 but less than 3.25 to 1.00	0.30%
Greater than or equal to 1.75 to 1.00 but less than 2.50 to 1.00	0.25%
Greater than or equal to 1.00 to 1.00 but less than 1.75 to 1.00	0.20%
Less than 1.00 to 1.00	0.15%

Letter of Credit Fees and Fronting Fees:	Same as Existing Credit Agreement (but in the case of Letter of Credit Fees based on the Applicable Margin in respect of Term Benchmark Loans).

Default Rate:	Same as Existing Credit Agreement.

Rate and Fee Basis:	All per annum rates shall be calculated on the basis of a year of 360 days (or 365/366 days, in the case of ABR Loans the interest rate payable on which is then based on the Prime Rate) for actual days elapsed.

E-ANNEX I-4

Exhibit F

Conditions Precedent6

The initial effectiveness of the Facilities, other than the Replacement Revolving Credit Facility, shall be subject only to the satisfaction (or waiver by the Commitment Parties) of the following conditions precedent:

1.            Since December 31, 2021, there has not been any effect, change, event, circumstance, condition, occurrence or development that has had or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect (as defined in the Merger Agreement as in effect on the date of the Commitment Letter, “Company Material Adverse Effect”) on Ninja.

2.            The terms of the Merger Agreement and all related documentation shall each be reasonably satisfactory to the Commitment Parties (it being understood that the Merger Agreement delivered to the Commitment Parties at 3:17 p.m., New York City time, on March 27, 2022 is satisfactory. The Merger shall have been consummated, or shall be consummated substantially simultaneously with, the initial borrowings under the applicable Facilities, in all material respects in accordance with the terms of the Merger Agreement, without giving effect to any modifications, amendments, supplements, consents, waivers or requests that are materially adverse to the interests of the Lenders or the Commitment Parties (it being understood that any modification, amendment, supplement, consent, waiver or request by you (or your affiliate) to the definition of Company Material Adverse Effect shall be deemed to be materially adverse to the interests of the Lenders and the Commitment Parties), unless consented to in writing by the Joint Bookrunners (such consent not to be unreasonably withheld or delayed). Without limiting the generality of the preceding portion of this paragraph, (x) any modification, amendment, supplement, consent, waiver or request resulting in an increase in the Merger consideration shall be deemed to be materially adverse to the interests of the Lenders or the Commitment Parties, unless any such increase is funded with equity of Samurai or balance sheet cash, and (y) any modification, amendment, supplement, consent, waiver or request resulting in any decrease in the Merger consideration shall be deemed to be materially adverse to the interests of the Lenders or the Commitment Parties, unless such decrease does not exceed 15.0% in the aggregate.

3.            Subject in all respects to the Limited Conditionality Provisions, (x) the execution and delivery of the Facilities Documentation by the Borrower and any other borrowers, the guarantors, and immediately after giving effect to the Merger, Ninja and the subsidiaries of Ninja that are required to become guarantors under Facilities Documentation (including guarantees by the applicable guarantors) (it being understood and agreed that Ninja and its subsidiaries that will become guarantors shall execute such documentation immediately after giving effect to the Merger), which shall be in accordance with the terms of the Commitment Letter and (y) delivery to the Administrative Agent of the following: (i) customary legal opinions, customary officer’s closing certificates, organizational documents, customary evidence of authorization and good standing certificates in jurisdictions of formation/organization, in each case with respect to the Borrower, any other borrower and the other guarantors to the extent applicable and (ii) a solvency certificate, dated as of the Closing Date and after giving effect to the Transactions, substantially in the form of the solvency certificates delivered in connection with the Existing Credit Agreement, of the chief financial officer of Samurai (or, at the option of the Borrower, a third party opinion as to the solvency of Samurai and its subsidiaries on a consolidated basis issued by a nationally recognized firm).

6 Capitalized terms used herein but not otherwise defined have the meanings assigned thereto in the Commitment Letter, including the other exhibits thereto.

F-1

4.            The Administrative Agent and the Commitment Parties shall have received, at least 3 business days prior to the Closing Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the PATRIOT Act and 31 C.F.R. § 1010.230 (the “Beneficial Ownership Regulation”), requested of Samurai by any Lender at least 10 business days prior to the Closing Date, including, if the Borrower or any other borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification (as defined below) in relation to the Borrower and any other borrower. “Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation (as defined below), which certification shall be substantially similar in substance to the form of Certification Regarding Beneficial Owners of Legal Entity Customers included as Appendix A to the Beneficial Ownership Regulation.

5.            All fees, interest and other amounts due and payable as of the Closing Date to the Commitment Parties, the Administrative Agent and the Lenders under the applicable Facilities Documentation and pursuant to any fee or similar letters executed by Samurai in connection herewith shall be paid, including reimbursement or payment of all out-of-pocket expenses required thereunder to be reimbursed or paid by Samurai and its subsidiaries to the extent invoiced in writing to Samurai in reasonable detail at least two business days prior to the Closing Date.

6.            The Commitment Parties shall have received (i) audited consolidated balance sheets and related statements of income, comprehensive income, changes in stockholders’ equity and cash flows of Samurai and its subsidiaries for the three most recently completed fiscal years ended at least 90 days prior to the Closing Date, (ii) unaudited consolidated balance sheets and related statements of income, comprehensive income, changes in stockholders’ equity and cash flows of Samurai and its subsidiaries for each subsequent fiscal quarter ended at least 45 days prior to the Closing Date to the extent such period is one of the first three fiscal quarters of a fiscal year, (iii) the audited consolidated balance sheet and related statements of operations, comprehensive income, changes in stockholders’ equity and cash flows of Ninja and its subsidiaries for three most recently completed fiscal years ended at least 90 days prior to the Closing Date, and (iv) unaudited consolidated balance sheets and related statements of operations, comprehensive income, changes in stockholders’ equity and cash flows of Ninja and its subsidiaries for each subsequent fiscal quarter ended at least 45 days prior to the Closing Date to the extent such period is one of the first three fiscal quarters of a fiscal year; provided that public filing of the required financial statements on Form 10-K and Form 10-Q by Samurai and Ninja will satisfy the foregoing requirements.

7.            The Commitment Parties shall have received a pro forma consolidated balance sheet and related pro forma consolidated statement of operations of Samurai and its subsidiaries as of and for the 12-month period ending on the last day of the most recently completed four-fiscal quarter period for which financial statements of Samurai and its subsidiaries were delivered under paragraph 6 above, prepared after giving effect to the Transactions and the other transactions contemplated hereby to be consummated on the Closing Date as if the Transactions and such other transactions had occurred as of such date (in the case of such balance sheet) or at the beginning of such period (in the case of such statements or operations), which need not be prepared in compliance with Regulation S-X of the Securities Act of 1933, as amended, or include adjustments for purchase accounting (including adjustments of the type contemplated by Financial Accounting Standards Board Accounting Standards Codification 805, Business Combinations (formerly SFAS 141R)).

8.            Other than with respect to the Bridge Facility, subject in all respects to the Limited Conditionality Provisions, all documents and instruments required to create and perfect the Administrative Agent’s security interest in the Collateral (as defined in the Existing Credit Agreement), after giving effect to the Transactions, shall have been executed and delivered and, if applicable, be in proper form for filing.

F-2

9.            The Specified Merger Agreement Representations shall be true and correct to the extent required by the Limited Conditionality Provisions and the Specified Representations shall be true and correct in all material respects (except in the case of any Specified Representation which expressly relates to a given date or period, such representation and warranty shall be true and correct in all material respects as of the respective date or for the respective period, as the case may be); provided, that to the extent that any of the Specified Representations are qualified by or subject to a “material adverse effect”, “material adverse change”, materiality or similar term or qualification, such Specified Representations shall be true in all respects (except in the case of any Specified Representation which expressly relates to a given date or period, such representation and warranty shall be true and correct in all respects as of the respective date or for the respective period, as the case may be).

10.          The Ninja Refinancing shall have been consummated, or will be consummated substantially concurrently with the initial borrowings under the Facilities.

11.          With respect to the Committed Revolving Credit Facility, substantially concurrently with the establishment thereof, either (i) all obligations outstanding under the Existing Revolving Credit Facility shall have been repaid in full, all commitments and other extensions of credit thereunder shall have been terminated (or, in the case of letters of credit, cash collateralized, backstopped with another letter of credit or carried over as a letter of credit issued and continued under the Committed Revolving Credit Facility or (ii) the Existing Credit Agreement shall have been amended or amended and restated to replace the Existing Revolving Credit Facility in its entirety with the Committed Revolving Credit Facility.

12.          The incurrence and effectiveness of the Facilities shall not result in a Default or Event of Default under (or require the indebtedness thereunder to be secured equally and ratably therewith) the Senior Notes Indenture, dated as of September 25, 2018, among Samurai, the guarantors party thereto and Wilmington Trust, National Association, as trustee, in respect of the 6.875% Senior Notes due 2026 (as amended, supplemented, replaced, refinanced or otherwise modified from time to time prior to the Closing Date, the “Indenture”).

13.          In the case of the Committed Revolving Credit Facility and the Incremental Term Loan Facility, such Facility shall be permitted to be established pursuant to Section 2.09(e) of the Existing Credit Agreement.

14.          Any amount of the Bridge Facility or Permanent Financing, as applicable, in excess of the amount utilized to consummate the Ninja Refinancing and pay fees and expenses in connection with the Transactions shall be utilized to repay borrowings under the Replacement Revolving Credit Facility or the Committed Revolving Credit Facility, as applicable.

15.          (a) With respect to the Bridge Facility and the Incremental Term Loan Facility, the Replacement Revolving Credit Facility or the Committed Revolving Credit Facility shall have been, or substantially simultaneously with the funding of the loans under the Bridge Facility, shall be, established and the commitments thereunder shall be effective, and (b) with respect to the Committed Revolving Credit Facility, the loans under the Bridge Facility or the Incremental Term Loan Facility shall have been, or substantially simultaneously with the initial effectiveness of the commitments under the Committed Revolving Credit Facility shall be, funded.

16.          No default or event of default under Section 7.01(a), Section 7.01(h) or Section 7.01(i) of the Existing Credit Agreement shall have occurred and be continuing.

F-3